UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                          SCHEDULE 14A INFORMATION
                          ------------------------

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for  Use of the  Commission Only  (as permitted by rule
        14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to 240.14a-12

                          WERNER ENTERPRISES, INC.
-----------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required
[   ]   Fee  computed on  table below  per Exchange Act Rules 14a-6(i)(1) and
        0-11.

        (1)  Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------------
        (5)  Total fee paid:

        ---------------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.
[   ]   Check  box if any  part of the fee is  offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     	(1)  Amount Previously Paid:

        ---------------------------------------------------------------------
        (2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------------
        (3)  Filing Party:

        ---------------------------------------------------------------------
        (4)  Date Filed:

        ---------------------------------------------------------------------

                     [LOGO OF WERNER ENTERPRISES, INC.]
                            Post Office Box 45308
                         Omaha, Nebraska  68145-0308
                          ________________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 8, 2007
                          ________________________

Dear Stockholders:

     It is a pleasure to invite you to the 2007 Annual Meeting of Stockholders of Werner Enterprises, Inc. (the "Company") to be held at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, on Tuesday, May 8,
2007, at 10:00 a.m. local time. The Omaha Marriott is located near the intersection of Interstate 680 and West Dodge Road. The meeting will be held for the following purposes:

     1. To elect two Class I directors to serve for a three-year term and until their successors are elected and qualified.

     2. To adopt an amended and restated Equity Plan.

     3. To approve the amendment to Article III of the Articles of Incorporation with regard to the purpose of the corporation.

     4. To  approve  the  amendment to Article VIII of the  Articles  of
        Incorporation    with    regard   to    the    provisions    for
        indemnification.

     5. To approve the amendment to Article VIII, Section A of the Articles of Incorporation with regard to limitations on the liability of directors.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 19, 2007, will be entitled to vote at the meeting or any adjournment thereof.

     At the meeting, Clarence L. Werner, Gregory L. Werner, and Gary L. Werner and other members of the Company's management team will discuss the Company's results of operations and business plans. Members of the Board of Directors and the Company's management will be present to answer your questions.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2006 is enclosed.

     As stockholders, we encourage you to attend the meeting in person. Whether or not you plan to attend the meeting, we ask you to sign, date, and mail the enclosed proxy, or vote your shares by telephone or via the Internet, as promptly as possible in order to make sure that your shares will be voted in accordance with your wishes at the meeting in the event that you are unable to attend. A self-addressed, postage-paid return envelope is enclosed for your convenience, as well as instructions for alternative means of voting. If you attend the meeting, you may vote by proxy or you may revoke your proxy and cast your vote in person.

                                        By Order of the Board of Directors

                                        /s/ James L. Johnson

                                        James L. Johnson
                                        Senior Vice President, Controller
                                          and Corporate Secretary
Omaha, Nebraska
April 4, 2007

                          WERNER ENTERPRISES, INC.
                            Post Office Box 45308
                         Omaha, Nebraska  68145-0308
                              ________________

                             PROXY STATEMENT FOR
                       ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 8, 2007
                          ________________________

                                INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") for the Annual Meeting of Stockholders of Werner Enterprises, Inc. ("Werner" or the "Company") to be held on Tuesday, May 8, 2007, at 10:00 a.m. local time, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, and at any adjournments thereof. The meeting will be held for the purposes set forth in the Notice of Annual Meeting of Stockholders on the cover page hereof. The Proxy Statement, Form of Proxy, and Annual Report to Stockholders are being mailed by the Company on or about April 4, 2007.

     A Form of Proxy for use at the Annual Meeting of Stockholders is enclosed together with a self-addressed, postage-paid return envelope. Alternatively, most stockholders may vote by telephone or via the Internet instead of returning the enclosed form. Stockholders should refer to the voting form or other voting instructions included with the proxy materials for information on the voting methods available.

     Any stockholder who executes and delivers a proxy has the right to revoke it at any time prior to its use at the Annual Meeting. Revocation of a proxy may be effected by filing a written statement with the Secretary of the Company revoking the proxy, by executing and delivering to the Company a subsequent proxy before the meeting, or by voting in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with the authorization contained therein. Unless a stockholder specifies otherwise on the Form of Proxy, all shares represented will be voted FOR the election of all nominees for director, FOR adoption of the Company's amended and restated Equity Plan, FOR approval of the amendment to Article III of the Articles of Incorporation (the "Articles"), FOR approval of the amendment to Article VIII of the Articles, and FOR approval of the amendment to Article VIII, Section A of the Articles.

     The cost of soliciting proxies, including the preparation, assembly and mailing of material, will be paid by the Company. Directors, officers, and regular employees of the Company may solicit proxies by telephone, electronic communications, or personal contact, for which they will not receive any additional compensation in respect of such solicitations. The Company will also reimburse brokerage firms and others for all reasonable expenses for forwarding proxy material to beneficial owners of the Company's stock.

     As a matter of policy, proxies, ballots, and voting tabulations that identify individual stockholders are kept private by the Company. Such documents are available for examination only by certain representatives associated with processing proxy cards and tabulating the vote. The vote of any stockholder is not disclosed, except as may be necessary to meet legal requirements.

                     OUTSTANDING STOCK AND VOTING RIGHTS

     On March 19, 2007, the Company had 73,900,461 shares of its $.01 par value Common Stock outstanding. At the meeting, each stockholder will be entitled to one vote, in person or by proxy, for each share of stock owned of record at the close of business on March 19, 2007. The stock transfer books of the Company will not be closed.

     With respect to the election of directors, stockholders of the Company, or their proxy if one is appointed, have cumulative voting rights under the laws of the State of Nebraska. This means that stockholders, or their proxy, may vote their shares for as many directors as are to be elected, or may cumulate such shares and give one nominee as many votes as the number of directors to be elected multiplied by the number of their shares, or may distribute votes on the same principle among as many nominees as they may desire. If a stockholder desires to vote cumulatively, he or she must vote in person or give his or her specific cumulative voting instructions to the designated proxy that the number of votes represented by his or her shares are to be cast for one or more designated nominees. The solicitation of proxies on behalf of the Board of Directors includes a solicitation for discretionary authority to cumulate votes. A stockholder may withhold authority to vote for any nominee (or nominees) by striking through the name (or names) of such nominees on the accompanying Form of Proxy.

     A majority of all outstanding shares of common stock entitled to vote at the annual meeting must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting. Both abstentions and broker non-votes are counted for the purpose of determining a quorum. "Broker non-votes" are shares present by proxy at the Annual Meeting and held by brokers or nominees as to which instructions to vote have not been received from the beneficial owners and the broker or nominee does not have discretionary authority as to certain shares to vote on one or more matters. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

     On the date of mailing this Proxy Statement, the Board of Directors has no knowledge of any other matter which will come before the Annual Meeting other than the matters described herein. However, if any such matter is properly presented at the meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting.

           STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Board of Directors has established a process by which stockholders and other parties who wish to communicate directly with the independent directors as a group may do so by writing to Independent Directors c/o Corporate Secretary at the address indicated on the first page of this Proxy Statement. A majority of the Company's independent directors has approved the process for collecting and organizing stockholder communications received by the Company's Corporate Secretary on the Board's behalf.

                         DIRECTOR NOMINATION PROCESS

     The Nominating Committee considers candidates for Board membership suggested by Board members, as well as management and stockholders. In accordance with the "Policy Regarding Director Recommendations by
Stockholders", it will consider candidates recommended by one or more stockholders that have individually or as a group owned beneficially at least two percent of the Company's issued and outstanding stock for at least one year. Stockholder recommendations must be submitted in writing with the required proof of compliance with stock ownership requirements, background information, and qualifications of the candidate to the Corporate Secretary not less than 120 days prior to the first anniversary of the date of the proxy statement relating to the Company's previous annual meeting (by December 5, 2007 for the 2008 Annual Meeting of Stockholders) in order for the candidate to be evaluated and considered as a prospective nominee.

     Generally, candidates for director positions should possess:

     * Relevant business and financial expertise and experience, including an understanding of fundamental financial statements;
     * The highest character and integrity and a reputation for working constructively with others;

     * Sufficient time to devote to meetings and consultation on Board matters; and
     *  Freedom  from  conflicts  of   interest  that  would  interfere  with
        performance as a director.

     The Nominating Committee evaluates prospective nominees against certain minimum standards and qualifications, as listed in the "Nominating Committee Directorship Guidelines and Selection Policy". These include, but are not limited to, business experience, skills, talents, and the prospective nominee's ability to contribute to the success of the Company. The
Nominating Committee also considers other relevant factors, including the balance of management and independent directors, the need for Audit Committee expertise, and relevant industry experience. A prospective candidate nominated by a stockholder in accordance with the "Policy Regarding Director Recommendations by Stockholders" is evaluated by the Nominating Committee in the same manner as any other prospective candidate. The Company has not engaged and has not paid any fees to a third party to assist in the nomination process.

     The full text of the Company's "Policy Regarding Director Recommendations by Stockholders", including a list of information required to be submitted with the nomination by the recommending stockholder, and "Nominating Committee Directorship Guidelines and Selection Policy" may be found on the Company's website, www.werner.com. Stockholders may also request a copy of either policy by writing to the Corporate Secretary at the address indicated on the first page of this Proxy Statement.

          ELECTION OF DIRECTORS AND INFORMATION REGARDING DIRECTORS

     The Articles of Incorporation of the Company provide that there shall be two or three separate classes of directors, each consisting of not less than two, nor more than five, directors, and as nearly equal in number as possible. The Bylaws of the Company provide for eight directors, divided into three classes. The term of office of the directors in the first class expires at the 2007 Annual Meeting of Stockholders. Directors hold office for a term of three years. The term of office of the directors in the second and third classes will expire at the 2008 and 2009 Annual Meetings of Stockholders, respectively. Gerald H. Timmerman and Kenneth M. Bird, current class I directors whose terms will expire at the 2007 Annual Meeting, have been nominated for election at the meeting for terms expiring at the 2010 Annual Meeting and until their successors are duly elected and qualified.

     Information concerning the names, ages, terms, positions with the Company, and/or business experience of each nominee named above and of the other persons whose terms as directors will continue after the 2007 Annual Meeting is set forth on the following pages. The Board has determined that Messrs. Timmerman, Steinbach, Bird, Jung, and Sather are each independent pursuant to Nasdaq listing standards.



       Name               Position with Company or Principal Occupation       Term Ends
       ----               ---------------------------------------------       ---------
Clarence L. Werner    Chairman of the Board                                      2009
Gary L. Werner        Vice Chairman                                              2008
Gregory L. Werner     President and Chief Executive Officer                      2008
Gerald H. Timmerman   President of Timmerman & Sons Feeding Co., Inc. (1)(2)(3)  2007
Michael L. Steinbach  Owner of Steinbach Farms and Equipment Sales and           2008
                      Steinbach Truck and Trailer (1)(3)
Kenneth M. Bird       Superintendent - Westside Community Schools (1)(2)(3)      2007
Patrick J. Jung       Chief Operating Officer of Surdell&Partners LLC (1)(2)(3)  2009
Duane K. Sather       Former Chairman of Sather Companies (1)(3)                 2009


__________
(1)  Serves on Audit Committee.
(2)  Serves on Compensation Committee.
(3)  Serves on Nominating Committee.

     Clarence L. Werner, 69, operated Werner Enterprises as a sole proprietorship from 1956 until its incorporation in September 1982. He has been a director of the Company since its incorporation and served as President until 1984. Since 1984, he has been Chairman of the Board, and he served as Chief Executive Officer of the Company from 1984 until February 8, 2007.

     Gary L. Werner, 49, has been a director of the Company since its incorporation. Mr. Werner was General Manager of the Company and its predecessor from 1980 to 1982. He served as Vice President from 1982 until 1984, when he was named President and Chief Operating Officer of the Company. Mr. Werner was named Vice Chairman in 1991. From 1993 to April 1997, Mr. Werner also reassumed the duties of President.

     Gregory L. Werner, 47, was elected a director of the Company in 1994. He was a Vice President of the Company from 1984 to March 1996 and was Treasurer from 1982 until 1986. He was promoted to Executive Vice President in March 1996 and became President in April 1997. Mr. Werner has directed revenue equipment maintenance for the Company and its predecessor since 1981. He assumed responsibility for the Company's Management Information Systems in 1993, and also assumed the duties of Chief Operating Officer in 1999. He was named Chief Executive Officer of the Company on February 8, 2007.

     Gerald H. Timmerman, 67, was elected a director of the Company in 1988. Mr. Timmerman has been President since 1970 of Timmerman & Sons Feeding Co., Inc., Springfield, Nebraska, which is a cattle feeding and ranching partnership with operations in three midwestern states.

     Michael L. Steinbach, 52, was elected a director of the Company in 2002. He has been the sole owner of Steinbach Farms and Equipment Sales, which buys and sells farm land and equipment and is located in Valley, Nebraska, since 1980. Mr. Steinbach has also been the sole owner of Steinbach Truck and Trailer, a semi-tractor and trailer dealership located in Valley, Nebraska, since 1997. Mr. Steinbach also farms or custom farms approximately six thousand acres of farmland.

     Kenneth M. Bird, 59, was appointed by the Board of Directors in 2002 to fill a vacant director position and was elected by the stockholders in 2004. He has been Superintendent of the Westside Community Schools in Omaha, Nebraska since 1992 and has held various administrative positions in the District since 1981. Dr. Bird was the Nebraska Superintendent of the Year in 1998 and has been recognized for his technology leadership and vision. Dr.
Bird is very active in professional organizations on the local, state, and national levels, and also serves on a number of community and civic boards.

     Patrick J. Jung, 59, was elected a director of the Company in 2003. He is currently serving as the Chief Operating Officer of Surdell&Partners LLC, an Omaha, Nebraska advertising company. Prior to his position with Surdell&Partners LLC, Mr. Jung was a practicing certified public accountant with KPMG LLP for thirty years. Mr. Jung was the audit engagement partner on the Company's annual audit for the year ended December 31, 1999 prior to his retirement from KPMG LLP in 2000. Mr. Jung currently serves on the board of directors of the Burlington Capital Group LLC, including America First Tax Exempt Investors L.P., and serves on its audit and governance committees. He also serves on the board of directors of Supertel Hospitality, Inc. and serves as its audit committee chairman and as a member of its nominating committee.

     Duane K. Sather, 62, is an investor and serves as a director of several privately-held companies that construct and operate ethanol plants. From 1972 to 1996, Mr. Sather was President of Sather Trucking Company, and from 1988 to 1996, Mr. Sather was Chairman of Sather Companies. In 1996, the Sather Companies were sold to Favorite Brands International.

     Gary L. Werner and Gregory L. Werner are sons of Clarence L. Werner.

     In the event that any nominee becomes unavailable for election for any reason, the shares represented by the accompanying form of proxy will be voted for any substitute nominees designated by the Board, unless the proxy withholds authority to vote for all nominees or the nominee who becomes unavailable. The Board of Directors knows of no reason why any of the persons nominated to be directors might be unable to serve if elected, and each nominee has expressed an intention to serve if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which any of the nominees was selected as a nominee.

     Assuming the presence of a quorum, directors shall be elected by a plurality of the votes cast by the stockholders of the outstanding shares of the Common Stock of the Company present in person or represented by proxy at the 2007 Annual Meeting of Stockholders and entitled to vote thereon. This means that the two nominees receiving the highest number of votes at the annual meeting, after taking into account any cumulative voting, will be elected to the Board. Shares not voted for any nominee, whether by specifically withholding authority to vote on a proxy card or otherwise, will have no impact on the election of directors except to the extent the failure to vote for a nominee results in another individual receiving a larger proportion of the total votes.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

Board of Directors and Committees

     The Board of Directors conducts its business through meetings of the Board, actions taken by written consent in lieu of meetings, and by the actions of its Committees. The Board has established Audit, Compensation, and Nominating Committees. Currently, Messrs. Timmerman, Bird, and Jung serve as members of the Audit, Compensation, and Nominating Committees, and Messrs. Sather and Steinbach are members of the Audit and Nominating Committees. The Option Committee was dissolved on November 7, 2006, and the authority and power of this committee was transferred and delegated to the Compensation Committee.

Audit Committee

     The Audit Committee discusses the annual audit and resulting letter of comments to management, consults with the auditors and management regarding the adequacy of internal controls, reviews the Company's financial statements with management and the outside auditors prior to their issuance, discusses with management the process used to support the Chief Executive Officer and Chief Financial Officer certifications that accompany the Company's periodic filings, appoints the independent auditors for the next year, reviews and approves all audit and non-audit services, manages the Company's internal audit department, and reviews and maintains procedures for the anonymous submission of complaints concerning accounting and auditing irregularities. The Audit Committee periodically meets in executive session with the independent auditors and with the head of the internal audit department, in each case without the presence of management. All current Audit Committee members are each independent pursuant to Nasdaq listing standards. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee and has designated Mr. Jung as an Audit Committee financial expert as defined under the rules of the Securities and Exchange Commission ("SEC"). The Audit Committee charter, which has been approved by the Board of Directors, is posted on the Company's website, www.werner.com. This information is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically requests that such information be incorporated by reference or treated as soliciting material.

Compensation Committee

     The Compensation Committee is responsible for determining and approving the compensation of the Chairman, the Vice Chairman, and the President and Chief Executive Officer. The Compensation Committee is also responsible for approving the compensation of all other executive officers after considering the recommendations of the Chairman, the Vice Chairman, and the President and Chief Executive Officer. On November 7, 2006, the Compensation Committee became responsible for administering the Company's Stock Option Plan, and the authority of the Option Committee was transferred and delegated to the Compensation Committee. It has the authority to determine the recipients of options and stock appreciation rights, the number of shares subject to such options and the corresponding stock appreciation rights, the date on which these options and stock appreciation rights are to be granted and are exercisable, whether or not such options and stock appreciation rights may be exercisable in installments, and any other terms of the options and stock appreciation rights consistent with the terms of the plan. All current Compensation Committee members are "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934, are "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986 ("the
Code"), as amended, and are each independent pursuant to Nasdaq listing standards. The Compensation Committee charter is posted on the Company's website, www.werner.com.

     As explained in more detail under "Compensation Process" within the Compensation Discussion and Analysis, the Compensation Committee has delegated authority to the President and CEO which allows him to make changes to the base salaries of executive officers within ranges established by the Compensation Committee. Any such base salary changes are summarized, reviewed, and approved by the Compensation Committee at the close of the year.

     During 2006, the Compensation Committee retained the firm of Towers Perrin as its compensation consultant to assist in the continued development and evaluation of compensation policies and the Compensation Committee's determinations of compensation awards. The role of Towers Perrin is to provide independent, third-party advice and expertise in executive compensation issues. The Compensation Committee engaged Towers Perrin to provide a competitive market pay analysis for the Company's executive officers, comparing the base salary, annual bonus, and long-term incentive components of compensation to both a competitive peer group and the general industry.

Nominating Committee

     The Nominating Committee assists the Board in identifying, evaluating, and recruiting qualified candidates for election to the Board and recommends for the Board's approval the director nominees for any election of directors. All current Nominating Committee members are each independent pursuant to Nasdaq listing standards. The Nominating Committee charter is posted on the Company's website, www.werner.com.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors is comprised of Messrs. Timmerman, Bird, and Jung. None of the members of the Compensation Committee during 2006 or as of the date of this proxy statement is or has been an officer or employee of the Company. There were no transactions between any member of the Compensation Committee and the Company that occurred during 2006 which would require disclosure under Item 404 of Regulation S-K. During 2006, no executive officer of the Company served as a director or member of the compensation committee of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Meeting Attendance

     The Board of Directors held five meetings (in addition, two executive sessions of the independent directors were held without the presence of management) and acted once by unanimous written consent during the year ended

December 31, 2006. There were six meetings of the Audit Committee (including four executive sessions with the independent auditors and four executive sessions with the senior manager of internal audit, all without the presence of management), three meetings of the Compensation Committee and one action by unanimous written consent, one meeting of the Option Committee, and one meeting of the Nominating Committee during that period. All directors participated in 75% or more of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by committees on which they served, and the average attendance was 96%. The Company encourages directors to attend annual meetings, although it does not have a formal policy regarding director attendance at these meetings. Seven of the eight then-current directors attended the Company's Annual Meeting of Stockholders in May 2006, and the Company anticipates that most, if not all, of its directors will attend the 2007 Annual Meeting of Stockholders.

                     DIRECTOR COMPENSATION AND BENEFITS

     Directors who are not employees of the Company receive an annual compensation package that is designed to attract, motivate and retain highly-qualified independent professionals to represent the Company's stockholders.

     The Company's 2006 compensation package for non-employee directors is comprised of an annual cash retainer and cash meeting fees. Specifically:

     * Annual board retainer: $10,000, paid in quarterly installments, for board membership
     *  Board meeting fee: $2,000 paid for each meeting
     * Audit Committee Chairman annual retainer: $10,000, paid in quarterly installments
     * Committee meeting fee: $2,000 paid for each meeting (if meeting is not held on the same day as the board meeting)

     In addition, the non-employee directors also receive reimbursement at cost for all travel expenses incurred in attending board and Committee meetings.

Director Stock Ownership

     The Company does not have formal stock ownership requirements for directors.

2006 Compensation

     Cash compensation varies by non-employee director based on the number of Committee meetings held, the Committees on which the non-employee director serves, and whether the individual is the Chairman of the Audit Committee. In 2006, all of the incumbent directors attended at least 75% of the total number of meetings of the Board and of all Board Committees of which the directors were members and expected to attend.


                                                                             Change in
                                                                           Pension Value
                                                                          & Nonqualified
                      Fees Earned                           Non-Equity       Deferred
                        or Paid      Stock     Option     Incentive Plan   Compensation      All Other
       Name            in Cash($)  Awards($)  Awards($)  Compensation($)   Earnings ($)   Compensation($)  Total($)
-------------------------------------------------------------------------------------------------------------------
Gerald H. Timmerman        34,000          -          -                -               -                -    34,000

Michael L. Steinbach       32,000          -          -                -               -                -    32,000

Kenneth M. Bird            34,000          -          -                -               -                -    34,000

Patrick J. Jung            44,000          -          -                -               -                -    44,000

Duane K. Sather            23,500          -          -                -               -                -    23,500

Jeffrey G. Doll (1)        11,000          -          -                -               -                -    11,000

_______________
(1) Mr. Doll resigned from the Company's  Board of Directors effective May 9,
    2006.

     Directors who are also employees of the Company receive no additional compensation for service as a Director.

                             EXECUTIVE OFFICERS

     The following table sets forth the executive officers of the Company and the capacities in which they currently serve.


         Name            Age                  Capacities In Which They Serve
         ----            ---                  ------------------------------
Clarence L. Werner        69    Chairman of the Board (1)
Gary L. Werner            49    Vice Chairman
Gregory L. Werner         47    President and Chief Executive Officer (1)
Daniel H. Cushman         52    Senior Executive Vice President and Chief Marketing Officer
Derek J. Leathers         37    Senior Executive Vice President - Value Added Services and International
H. Marty Nordlund         45    Senior Executive Vice President - Specialized Services
Robert E. Synowicki, Jr.  48    Executive Vice President and Chief Information Officer
Richard S. Reiser         60    Executive Vice President and General Counsel
John J. Steele            49    Executive Vice President, Treasurer and Chief Financial Officer
Jim S. Schelble           46    Executive Vice President - Sales and Marketing

_______________
(1) On February 8, 2007, Mr. Clarence L. Werner resigned as the Chief Executive Officer, and the Board named Gregory L. Werner the Chief Executive Officer.

     See "ELECTION OF DIRECTORS AND INFORMATION REGARDING DIRECTORS" for information regarding the business experience of Clarence L. Werner, Gary L. Werner, and Gregory L. Werner.

     Daniel H. Cushman joined the Company in 1997 as Director of National Accounts. He was promoted to Vice President - Sales, Van Division, in April 1999, Senior Vice President - Van Division in December 1999, Senior Vice President - Marketing and Operations in 2001, Executive Vice President and Chief Marketing Officer in 2002, and Senior Executive Vice President and Chief Marketing Officer in 2004. Mr. Cushman was President of Triple Crown Services in Fort Wayne, Indiana for four years prior to joining the Company and held various other management positions at Triple Crown Services starting in 1988. From 1978 to 1988, Mr. Cushman was employed by Roadway Express in Akron, Ohio.

     Derek J. Leathers joined the Company in 1999 as Managing Director - Mexico Division. He was promoted to Vice President - Mexico Division in 2000, Vice President - International Division in 2001, Senior Vice President
-  International  in  April 2003, Senior Vice President -  Van  Division  and
International in July 2003, Executive Vice President - Van Division and International in 2004, and was named Senior Executive Vice President - Value Added Services and International in 2006. Mr. Leathers was Vice President of Mexico Operations for two years at Schneider National, a large truckload carrier, prior to joining the Company and held various other management positions during his eight-year career at Schneider National.

     H. Marty Nordlund joined the Company in 1994 as an account executive. He was promoted to Director of Dedicated Fleet Services in 1995, Senior Director of Dedicated Fleet Services in 1997, Vice President - Dedicated Fleet Services in 1998, Vice President - Specialized Services in 2001, Senior Vice President - Specialized Services in 2003, Executive Vice President - Specialized Services in August 2005, and was named Senior Executive Vice President - Specialized Services in 2006. Prior to joining the Company, Mr. Nordlund held various management positions with Crete Carrier Corporation.

     Robert E. Synowicki, Jr. joined the Company in 1987 as a tax and finance manager. He was appointed Treasurer in 1989, became Vice President, Treasurer and Chief Financial Officer in 1991, Executive Vice President and Chief Financial Officer in March 1996, Executive Vice President and Chief
Operating Officer in November 1996, and Executive Vice President and Chief Information Officer in December 1999. Mr. Synowicki was employed by the firm of Arthur Andersen & Co., independent public accountants, as a certified public accountant from 1983 until his employment with the Company in 1987. Mr. Synowicki also serves on the Board of Directors of Blue Cross and Blue Shield of Nebraska.

     Richard  S.  Reiser  joined the Company as Vice  President  and  General
Counsel  in  1993, and was promoted to Executive Vice President  and  General
Counsel in 1996. Mr. Reiser was a partner in the Omaha office of the law firm of Nelson and Harding from 1975 to 1984. From 1984 until his employment with the Company, he was engaged in the private practice of law as a principal and director of Gross & Welch, a professional corporation, Omaha, Nebraska.

     John J. Steele joined the Company in 1989 as Controller. He was elected Corporate Secretary in 1992, Vice President - Controller and Corporate Secretary in 1994, Vice President, Treasurer and Chief Financial Officer in 1996, Senior Vice President, Treasurer and Chief Financial Officer in 2004, and was named Executive Vice President, Treasurer and Chief Financial Officer in August 2005. Mr. Steele was employed by the firm of Arthur Andersen & Co., independent public accountants, as a certified public accountant from 1979 until his employment with the Company in 1989.

     Jim S. Schelble joined the Company in 1998 as Manager of New Business Development. He was promoted to Director of National Accounts in 1999, Senior Director of Dedicated Services in 2000, Associate Vice President of Corporate and Dedicated Sales in 2002, Vice President - Sales in 2003, Senior Vice President - Sales in 2004 and was named Executive Vice President - Sales and Marketing in August 2005. Prior to joining the Company, Mr. Schelble spent twelve years with Roadway Express in a variety of management positions within operations, sales, and marketing.

     Under the Company's bylaws, each executive officer holds office for a term of one year or until his successor is elected and qualified. The executive officers of the Company are elected by the Board of Directors at its Annual Meeting immediately following the Annual Meeting of Stockholders.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms and amendments thereto received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 2006, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with in a timely manner, except that the initial Form 3 for Duane K. Sather was filed 10 business days after the due date.

      SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL
                                STOCKHOLDERS

     The table below sets forth certain information as of March 19, 2007, with respect to the beneficial ownership of the Company's Common Stock by each director and each nominee for director of the Company, by each named executive officer of the Company named in the Summary Compensation Table herein, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and by all executive officers, directors, and director nominees as a group. On March 19, 2007, the Company had 73,900,461 shares of Common Stock outstanding. Except as otherwise indicated in the footnotes to the following table, the Company believes that the beneficial owners of the Common Stock listed below have sole voting power and investment power with respect to such shares, subject to applicable laws. Unless otherwise noted, the business address of each beneficial owner set forth below is 14507 Frontier Road, Omaha, Nebraska 68138.


                                                  Beneficial Ownership
                                     ----------------------------------------------
            Name of                    Shares     Right to
       Beneficial Owner                Owned     Acquire (1)    Total   Percent (2)
       ----------------                ------    -----------    -----   -----------
Clarence L. Werner (3)               22,327,985   1,137,500   23,465,485   31.3%
Gary L. Werner (4)                    1,558,086     460,418    2,018,504    2.7%
Gregory L. Werner                     3,276,694     688,336    3,965,030    5.3%
Daniel H. Cushman                           704     173,234      173,938      *
John J. Steele                            2,896      67,709       70,605      *
Gerald H. Timmerman                      13,666           -       13,666      *
Michael L. Steinbach                          -           -            -      *
Kenneth M. Bird                             500           -          500      *
Patrick J. Jung                           2,000           -        2,000      *
Duane K. Sather                           7,000           -        7,000      *
Lord, Abbett & Co. LLC (5)            4,985,316           -    4,985,316    6.7%
Dimensional Fund Advisors LP (6)      4,830,396           -    4,830,396    6.5%
All executive officers, directors
  and director nominees as a group
  (15 persons) (3)(4)                27,201,696   2,737,700   29,939,396   39.1%


___________
* Indicates less than 1%.

(1) Number of shares underlying stock options which are exercisable as of March 19, 2007, or which become exercisable 60 days thereafter.

(2) The percentages are based upon 73,900,461 shares, which equal the outstanding shares of the Company as of March 19, 2007. For beneficial owners who hold options exercisable within 60 days of March 19, 2007, the number of shares of Common Stock on which the percentage is based also includes the number of shares underlying such options.

(3) Clarence L. Werner has sole voting power with respect to these 23,465,485 shares, sole dispositive power with respect to 8,464,235 shares, and shared dispositive power with respect to 15,001,250 shares.

(4) The shares shown for Gary L. Werner do not include (i) 479,497 shares held by the Gary L. Werner Irrevocable Inter Vivos QTIP Trust II, the sole trustee of which is Union Bank and Trust Company who has sole investment and voting power over the shares held by the trust, and (ii) 500,000 shares held by the Becky K. Werner Revocable Trust, the sole trustee of which is Becky K. Werner (Mr. Werner's wife) who has sole investment and voting power over the shares held by the trust. Mr. Werner disclaims actual and beneficial ownership of the shares held by the Gary L. Werner Irrevocable Inter Vivos QTIP Trust II and the shares held by the Becky K. Werner Revocable Trust.

(5) Based on Schedule 13G as of December 29, 2006, as filed with the Securities and Exchange Commission by Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302. Lord, Abbett & Co. LLC claims sole voting power with respect to 4,733,216 shares, sole dispositive power with respect to 4,985,316 shares, and no shared voting or dispositive power with respect to any of these shares.

(6) Based on Schedule 13G as of December 31, 2006, as filed with the Securities and Exchange Commission by Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Dimensional Fund Advisors LP claims sole voting power and sole dispositive power with respect to these 4,830,396 shares and no shared voting or dispositive power with respect to any of these shares.

                    COMPENSATION DISCUSSION AND ANALYSIS

     The Compensation Committee of the Board of Directors is responsible for establishing executive compensation policies and overseeing executive compensation practices at Werner. The Compensation Committee is comprised solely of non-employee directors, each of whom is independent pursuant to Nasdaq listing standards.

Executive Compensation Philosophy

     Werner's executive compensation program objectives are to attract, motivate and retain high-quality executives by providing total compensation that is competitive with the various labor markets and industries in which the Company competes for talent. The executive pay program is designed to reward the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and the next three most highly compensated executive officers who were executive officers at December 31, 2006 (collectively, the "named executive officers") for both Company performance and the executive's individual performance and contribution to the Company's overall business objectives.

     The Compensation Committee carries out the executive compensation philosophy of Werner through the following compensation principles:

     * Provide total compensation that is competitive with the various labor markets and industries in which the Company competes for talent such that it will attract, motivate and retain a highly capable and performance-focused executive team.

     * Link executive rewards to the financial performance of the Company as well as the executive's individual performance and contribution to the Company's overall business objectives.

Elements of Compensation

     Individual elements of Werner's total compensation are determined after consideration of an executive's total direct compensation (base salary, actual bonus and actual long-term incentive awards).

     The primary elements of the Company's 2006 executive compensation package include: base salary, annual cash bonus opportunity, stock options, employee stock purchase plan, perquisites, health and welfare benefit programs, 401(k), and non-qualified deferred compensation plan.

Base Salary

     Werner's base salary is a fixed element of compensation that is paid to each named executive officer for the performance of his primary job duties and responsibilities. Base salaries at Werner are reviewed annually. Market adjustments to named executive officer base salaries are generally made when there is a significant change in position responsibilities or if competitive market data indicates a significant deviation compared to market salary practices.

     The actual salaries paid to each of Werner's named executive officers will vary based on the performance of the individual and the business unit(s) or function(s) under his or her leadership, the Company's performance, and economic and business conditions affecting Werner at the time of the review.

Annual Cash Bonus

     Werner's annual cash bonus program is a discretionary program designed to reward executives after consideration of Werner's overall financial results considering economic and business conditions affecting the Company, the executive's performance and contribution to the Company's overall business objectives and the prior year's bonus payment. The annual cash bonus program provides motivation for executives to improve the Company's annual financial results, which leads to long-term success. Historically, executive payments have been the same or higher than the previous year's payment which correlates with Werner's consistent profitable growth record, after considering economic and business conditions affecting the Company.

     Actual cash bonus awards are at the sole discretion of the Compensation Committee. The Compensation Committee considers the CEO's recommendation, competitive total cash compensation data by position, and actual bonuses paid in the marketplace at other peer transportation and logistics companies (such as those companies in the Werner executive compensation peer group listed under "Compensation Process"). The Compensation Committee also reviews the Company's revenues, net income, operating ratio, number of tractors, stock price, and return on assets relative to other peer transportation companies when making its decision.

     Final award amounts approved by the Compensation Committee for each executive are intended to deliver market competitive total cash compensation reflective of the executive's individual performance and contribution within the overall context of Company financial results and business objectives.

Long-Term Incentive Compensation

     Werner's long-term incentive program is designed to reward for share price appreciation through executive stock options and provides an incentive for long-term retention of executives. Grants are made at the discretion of the Compensation Committee and are not necessarily made on an annual basis. In determining an overall pool of stock options to make available for grant, the Compensation Committee considers both dilution and relative financial performance of Werner compared against the marketplace. The Compensation Committee considers each executive's responsibilities, individual performance, and contribution to the Company's performance for purposes of allocating the overall pool among executives.

     Werner has historically chosen a stock option long-term incentive program because the Company believes that stock options link the interests of Werner's named executive officers with Company stockholders. The Board has proposed amendments to its stock option plan, subject to stockholder approval, which would allow the Company to award restricted stock to its executives. The Company believes the use of restricted stock would have a less dilutive effect as compared to stock options, and would also directly link executive interests with that of the stockholders as restricted stock units are impacted by both increases and decreases in stock price. The Company expects to use a combination of stock options and restricted stock awards in its ongoing long-term incentive program. The vesting periods for the long-term incentive program directly align compensation for named executive officers with the interests of stockholders of the Company by rewarding creation and preservation of long-term stockholder value.

     In 2006, Werner did not make any stock option grants to the named executive officers.

Perquisites

     Werner believes perquisites are both an important element of competitive total rewards and are necessary for the named executive officers to carry out the responsibilities of their positions.

     Position-specific perquisites are as follows: the Vice Chairman and the President and CEO utilize Company-provided income tax preparation services. The Chairman also utilizes Company income tax, accounting, and legal services for which he reimburses the Company. The Senior Executive Vice President and Chief Marketing Officer is provided with a Company-paid country club membership.

     Werner did not provide unreimbursed personal use of Company aircraft to the Chairman, the Vice Chairman, and the President and CEO. When any of these three executives use Werner aircraft for personal business, the executive reimburses the Company at the higher of the incremental cost to the Company or the Internal Revenue Service ("IRS") taxable income amount. In

2006, Werner provided the Senior Executive Vice President and Chief Marketing Officer with nominal use of the Werner aircraft for personal business for himself and two other individuals. For SEC disclosure purposes, there was no incremental cost to the Company related to his use of the plane in 2006; however, "All Other Compensation" in the Summary Compensation Table includes the tax gross-up for the IRS value of the personal use.

     All of the named executive officers of Werner are provided with a Company car for business and personal use, with the exception of the Chairman and the President and CEO who each have the use of two Company cars.

Benefits

     The named executive officers participate in the full range of health and welfare benefits and are covered by the same plans on the same terms as provided to all full-time U.S. employees, with the exception of the Senior Executive Vice President and Chief Marketing Officer who receives an additional subsidy of his healthcare premiums (see All Other Compensation Table for details).

     Werner targets its overall benefits to be competitive with its peer group. Included in these benefits are the company contributions to the 401(k) Plan and company match on the Employee Stock Purchase Plan, which are on the same terms as provided to all full-time U.S. employees (see All Other Compensation Table for details). At the executives' request, the Vice Chairman and the President and CEO do not receive a matching contribution for the 401(k) Plan. The non-qualified deferred compensation plan (as described further under "Non-qualified Deferred Compensation Plan for the Year Ended December 31, 2006") allows key employees whose 401(k) plan contributions are limited due to IRS regulations affecting highly compensated employees to contribute additional amounts on a tax-deferred basis, subject to annual dollar limits imposed by the Company. The nonqualified deferred compensation plan provisions allow the Company to make a matching contribution, however, to date, the Company has elected not to make a matching contribution.

Compensation Process

     Each year, the Compensation Committee reviews the competitiveness of total direct compensation as well as the competitiveness of each individual compensation element for Werner's named executive officers. As part of this annual process, the Compensation Committee reviews and considers executive market data (base salary, total cash, long-term incentives and total direct compensation) along with the individual responsibilities of each executive when setting annual pay opportunities.

     At the end of the year, after reviewing the competitive compensation data, the Compensation Committee sets established total direct compensation "pay ranges" by job title (i.e., Senior Executive Vice President, Executive Vice President, Senior Vice President, and Vice President) within which the CEO may make base salary changes during the following year. Any proposed changes that do not fall within the approved ranges require approval of the Compensation Committee. These base salary changes are summarized, reviewed and approved by the Compensation Committee at the close of the year. For example, the Compensation Committee sets base salary pay ranges in November 2006 for fiscal year 2007. The CEO has delegated authority to make base salary changes throughout 2007 within these ranges. In November 2007, the Compensation Committee will review year-end total cash compensation recommendations by the CEO for the named executive officers, including these base salary changes.

     Werner reviews its executive total compensation levels (base salary, bonus and long-term incentives) in relation to both a competitive peer group of 17 transportation and logistics companies and companies of comparable size to Werner in the broader general industry. The competitive market pay analysis is prepared by the Compensation Committee's Consultant.

     Werner's revenues align most closely with the revenues of the top quartile of the competitive peer group; therefore, Werner compares total compensation against the 75th percentile of the peer group. The general industry data, on the other hand, is regressed or size-adjusted to Werner's annual revenues. Therefore, Werner compares total compensation at the median of the general industry group.

     Werner's competitive peer group is made up of companies with which the Company competes for executive talent in the transportation and logistics industry. The companies are: Arkansas Best, Celadon Group, Hub Group, Pacer International, Expeditors International of Washington, Con-Way, Covenant Transport, Heartland Express, J.B. Hunt Transport Services, Knight Transportation, Landstar System, Old Dominion Freight Line, Saia, Swift Transportation, U.S. Xpress Enterprises, Marten Transport, and USA Truck.

     The Compensation Committee does not attempt to set each compensation element for each executive based on the peer group and general industry data but instead uses these comparisons as one factor in determining compensation levels. Generally, the Compensation Committee reviews total compensation levels annually and makes adjustments when job responsibilities, individual performance or market data warrants. Actual total compensation can vary from year to year based on Company, operating unit and individual performance.

     When setting total compensation, the Company applies a consistent approach for all named executive officers. The Compensation Committee also exercises appropriate business judgment in how it applies these standard approaches to the facts and circumstances associated with each executive.

     Generally, the amount of compensation realized or potentially realizable does not directly impact the level at which future pay opportunities are set.

     Recommendations on the pay packages for the Chairman, the Vice Chairman, and the President and CEO are made by the Compensation Committee's Consultant and their pay is set by the Compensation Committee during executive session based on the Compensation Committee's assessment of the individual's responsibility and performance and the financial and operating performance of Werner. On February 8, 2007, Mr. Clarence L. Werner resigned as the Chief Executive Officer and continues to serve as Chairman, and the Board named Mr. Gregory L. Werner the Chief Executive Officer. In connection with the promotion and additional responsibilities, the Compensation Committee increased the base salary of Mr. Gregory L. Werner effective February 9, 2007, as disclosed in a Current Report on Form 8-K filed February 9, 2007.

     The CEO of Werner is eligible for all of the same programs as the other named executive officers. The CEO's actual compensation is reflective of overall Company performance and the achievement of the CEO goals and objectives, as determined by the Compensation Committee.

Stock Grant Practices

     Werner grants stock options on an ad hoc basis at the discretion of the Compensation Committee. The Compensation Committee follows a set practice whereby the Compensation Committee selects a grant date, and the option grant price is based on the closing price of Werner common stock on the day prior to the date of grant in accordance with the provisions of the current stock option plan. The Board has proposed amendments to the plan, one of which will specify that the grant price is established as the closing price on the date of grant.

     When choosing the grant date, the Compensation Committee watches the longer term trends in Werner's stock price and selects grant dates that will provide an incentive for management to increase Werner's stock price back to higher levels.

     The Compensation Committee also establishes the vesting period for each grant. Stock options granted to Werner's named executive officers since 1999 vest over six years based on the following schedule and expire after ten years:


                Years from Grant Date     Amount Vested
                ---------------------     -------------
                2 years                        25%
                3 years                        20%
                4 years                        20%
                5 years                        20%
                6 years                        15%


Executive Stock Ownership

     Werner does not have formal executive stock ownership guidelines.

Tax and Accounting Considerations

     The Committee reviews projections of the estimated accounting (pro forma expense) and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element (generally equal to the performance period) and the Company realizes a tax deduction upon the payment to/realization by the executive.

     Section 162(m) of the Code, generally provides that publicly held corporations may not deduct in any one taxable year certain compensation in excess of $1 million paid to the Chief Executive Officer and the next four most highly compensated executive officers. The Committee will use, where practical, compensation policies and programs that preserve the tax deductibility of compensation; however, the Committee, at its sole discretion, may approve payment of nondeductible compensation from time to time if it deems circumstances warrant it.

     In fiscal 2006, the Chairman received compensation in excess of $1 million. Consequently, a portion of Mr. C.L. Werner's compensation was not treated as a deductible income tax expense for 2006. Section 162(m) did not limit Werner's ability to take a tax deduction for compensation paid to any other executive officer.

Employment Arrangements

     None of the Company's named executive officers have written employment agreements with the Company.

Termination Arrangements

     None of the Company's named executive officers have severance agreements with the Company.

     Werner   does  not  provide  for  incremental  compensation  or  special treatment for incentive compensation in the event of a voluntary termination, termination for cause, or termination by death or disability.

Change-in-Control Arrangements

     None of the Company's named executive officers have change in control agreements with the Company, and Werner does not currently provide for incremental compensation or special treatment for incentive compensation related to a change in control. The Board has proposed amendments to its stock option plan, subject to stockholder approval, which would add change in control provisions to the stock option plan.

                         SUMMARY COMPENSATION TABLE

     The Summary Compensation Table presented below represents all elements of compensation awards to the Company's named executive officers for fiscal year 2006, including:
     *  Base salary
     *  Bonus: Awards made under the annual cash plan
     *  All other compensation represents the sum of the values of:
        *  Perquisites and Other Personal Benefits
        *  Matching Company contributions to 401(k) plan
        *  Insurance Premiums paid by the Company
        *  Tax Reimbursements
        *  Matching  Company contributions under the Employee Stock  Purchase
           Plan

     Base salaries and annual cash plan awards have been determined in accordance with the procedures presented in the Compensation Discussion and Analysis. Executive deferrals to the Company's 401(k) plan and non-qualified deferred compensation plan are included in the appropriate column (i.e., Salary and/or Bonus) for which the compensation was earned.


                                                                                         Change in
                                                                                       Pension Value
                                                                                     and Non-Qualified
                                                                       Non-Equity         Deferred
                                                     Stock   Option  Incentive Plan     Compensation      All Other
         Name and                   Salary   Bonus   Awards  Awards   Compensation        Earnings      Compensation
    Principal Position       Year     ($)    ($)(1)  ($)(2)  ($)(2)      ($)(2)            ($)(3)           ($)(4)     Total($)
-------------------------------------------------------------------------------------------------------------------------------
Clarence L. Werner           2006  715,000  350,000       -       -               -                  -        32,621  1,097,621
Chairman (5)

Gregory L. Werner            2006  420,000  350,000       -       -               -                  -        37,093    807,093
President and
Chief Executive Officer (5)

Gary L. Werner               2006  355,000  230,000       -       -               -                  -        17,260    602,260
Vice Chairman

Daniel H. Cushman            2006  310,270  245,000       -       -               -                  -        26,863    582,133
Senior Executive Vice
President and Chief
Marketing Officer

John J. Steele               2006  210,000  80,000        -       -               -                  -        14,507    304,507
Executive Vice President,
Treasurer and Chief
Financial Officer

_______________
Footnotes:
(1) Annual awards made under the annual cash plan.
(2) No stock, stock option, or non-equity incentive plan awards were made in 2006.
(3) None of the earnings on non-qualified deferred compensation balances are above-market or preferential earnings.
(4) See "All Other Compensation" table below for detailed breakdown of all other compensation.
(5) On February 8, 2007, Mr. Clarence L. Werner resigned as the Chief Executive Officer, and the Board named Gregory L. Werner the Chief Executive Officer.

         ALL OTHER COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2006

     The table below presents "all other compensation" provided in fiscal year 2006 to the named executive officers. All other compensation, as defined by the SEC, is comprised of the following:


                                                        Registrant                                   Registrant
                                         Payments/   Contributions to                             Contributions to
                        Perquisites &   Accruals on       Defined      Insurance       Tax         Employee Stock
                        Other Personal  Termination    Contribution     Premiums  Reimbursements      Purchase
         Name            Benefits ($)    Plans ($)     Plans ($)(6)      ($)(7)       ($)(8)         Plan ($)(9)
------------------------------------------------------------------------------------------------------------------
Clarence L. Werner (1)          20,801            -                 -          -          11,820                 -

Gregory L. Werner (2)           25,301            -                 -          -          11,792                 -

Gary L. Werner (3)              12,666            -                 -          -           4,594                 -

Daniel H. Cushman (4)           14,139            -             2,019      1,992           8,018               695

John J. Steele (5)               8,471            -             1,655          -           3,686               695

_______________
Footnotes:
(1) Perquisites and personal benefits include $20,801 for use of two company cars.
(2) Perquisites and personal benefits include $20,801 for use of two company cars and $4,500 for income tax preparation services.
(3) Perquisites and personal benefits include $10,166 for use of company car and $2,500 for income tax preparation services.
(4) Perquisites and personal benefits include $8,471 for use of company car and $5,668 for Company-paid country-club membership.
(5) Perquisites and personal benefits include $8,471 for use of company car.
(6) Registrant contributions to company 401(k) plan.
(7) Insurance premium of $1,992 represents an additional subsidy of Mr. Cushman's healthcare premiums.
(8) Tax gross-ups for company car use for Messrs. C.L. Werner, Gregory L. Werner, Gary L. Werner, and John J. Steele. Tax gross-up of $4,484 for company car use and $3,534 for the IRS value of personal use of the company aircraft for Mr. Cushman.
(9) 15% company match for employee contributions to the Employee Stock Purchase Plan.

     The Company's contribution to the 401(k) Plan and Employee Stock Purchase Plan on behalf of the named executive officers are on the same terms as provided to all full-time U.S. employees. In addition to the above compensation, the five named executive officers also participated in voluntary health and welfare benefit programs which are generally available and comparable to those provided to all full-time U.S. employees.

               OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

     The table below presents the details of all outstanding awards held by the five named executive officers as of December 31, 2006. There are no outstanding stock awards for any executives (columns in tables have been excluded).


                                                            Option Awards
                    ---------------------------------------------------------------------------------------------
                                                           Equity Incentive
                                                             Plan Awards:
                        Number of          Number of          Number of
                       Securities         Securities          Securities
                       Underlying         Underlying          Underlying
                      Unexercised        Unexercised         Unexercised
                        Options             Options           Unearned        Option Exercise   Option Expiration
     Name           (#) Exercisable   (#) Unexercisable      Options (#)         Price ($)            Date
-----------------------------------------------------------------------------------------------------------------
Clarence L. Werner          475,000                   -                   -              7.73           12-Jul-10
                            637,500             112,500                   -              9.77           29-Sep-11
                             25,000              75,000                   -             18.33           20-May-14
Gregory L. Werner            26,667                   -                   -              9.66           09-Dec-07
                             25,001                   -                   -              7.35           21-Dec-09
                            300,001                   -                   -              7.73           12-Jul-10
                            311,667              55,001                   -              9.77           29-Sep-11
                             25,000              75,000                   -             18.33           20-May-14
Gary L. Werner              201,668                   -                   -              7.73           12-Jul-10
                            233,750              41,250                   -              9.77           29-Sep-11
                             25,000              75,000                   -             18.33           20-May-14
Daniel H. Cushman             1,564                   -                   -              9.66           09-Dec-07
                              8,750                   -                   -              9.26           09-Apr-09
                              2,917                   -                   -              8.96           14-Apr-09
                             22,918                   -                   -              7.35           21-Dec-09
                             55,418                   -                   -              7.61           20-Sep-10
                             56,667              10,001                   -              9.77           29-Sep-11
                             25,000              75,000                   -             18.33           20-May-14
                                  -              35,000                   -             16.68           22-Oct-15
John J. Steele               18,750                   -                   -              9.66           09-Dec-07
                             33,334                   -                   -              7.35           21-Dec-09
                             10,625               1,875                   -              9.77           29-Sep-11
                              5,000              15,000                   -             18.33           20-May-14
                                  -              15,000                   -             16.68           22-Oct-15


            OPTION EXERCISES FOR THE YEAR ENDED DECEMBER 31, 2006

     The table below presents the stock options exercised during 2006 by the five named executive officers. The value realized on exercise reflects the total pre-tax value realized by officers (stock price at exercise minus the option's grant/exercise price). There are no outstanding stock awards for any executives.

                                     Option Awards
                     ---------------------------------------------
                         Number of Shares        Value Realized on
         Name        Acquired on Exercise (#)      Exercise ($)
------------------------------------------------------------------
Clarence L. Werner                    100,000            1,328,520
Gregory L. Werner                     100,000            1,273,295
Gary L. Werner                         50,000              697,475
Daniel H. Cushman                           -                    -
John J. Steele                              -                    -


NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR THE YEAR ENDED DECEMBER 31, 2006

     The Company offers a deferred compensation plan that was established in 2005 for eligible key employees whose 401(k) plan contributions are limited due to IRS regulations affecting highly compensated employees. Key terms of the plan:

     * Eligible employees can defer compensation (base salary) on a pre-tax basis within annual dollar limits established by the Company. The current annual limit is established such that a participant's combined deferrals in both the non-qualified deferred compensation plan and the 401(k) plan approximate the maximum annual deferral amount available to non-highly compensated employees in the 401(k) plan.
     * Accounts accrue earnings based on the return of one or more investment funds made available in the non-qualified deferred compensation plan; the participant elects the investment funds in which his or her deferred compensation account shall be deemed to be invested.
     * Payouts are made after retirement or termination of employment from the Company either as annual installments or as a lump sum as elected in each participant's salary deferral agreement. Participants may also make elections for in-service payouts under certain circumstances.
     * The plan document allows the Company to make a matching contribution to the participants' accounts, but, to date, the Company has chosen not to make matching contributions.

     The table below presents the following information related to the Company's Deferred Compensation Plan.
     * Executive contributions during 2006: reflects voluntary executive deferrals of base salary. These deferrals are included in the Salary column of the Summary Compensation Table.
     *  Company contributions during 2006: none
     *  Aggregate  earnings  during  2006: reflects the earnings (losses)  on account balances. None of the earnings are above-market or preferential earnings and, thus, are not listed in the Summary Compensation Table.
     *  Aggregate withdrawals/distributions: none
     * Aggregate balance as of December 31, 2006: total market value of the deferred compensation account, including executive contributions and any earnings to date


                         Executive         Registrant                               Aggregate          Aggregate
                     Contributions in   Contributions in   Aggregate Earnings     Withdrawals/        Balance at
   Name                   2006 ($)          2006 ($)           in 2006 ($)      Distributions ($)   End of 2006 ($)
-------------------------------------------------------------------------------------------------------------------
Clarence L. Werner                  -                  -                    -                   -                 -
Gregory L. Werner              10,000                  -                2,217                   -            21,356
Gary L. Werner                 10,000                  -                1,074                   -            11,074
Daniel H. Cushman              10,000                  -                1,980                   -            21,226
John J. Steele                 10,000                  -                2,196                   -            21,367


                        COMPENSATION COMMITTEE REPORT

     The following report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A, other than as provided below, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically requests that such information be incorporated by reference or treated as soliciting material.

     In conjunction with the preparation of the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and this Proxy Statement for the Annual Meeting of Stockholders to be held May 8, 2007, the Compensation Committee has reviewed and discussed with management the accompanying Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and found on pages 9-13.

     Based   on  the  foregoing  review  and  discussions,  the  Compensation
Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2006.

                                   Patrick J. Jung, Committee Chairman
                                   Gerald H. Timmerman
                                   Kenneth M. Bird

                        REPORT OF THE AUDIT COMMITTEE

     The following report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A, other than as provided below, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically requests that such information be incorporated by reference or treated as soliciting material.

     The Audit Committee of the Board of Directors is comprised of Messrs. Jung, Timmerman, Steinbach, Bird, and Sather. Mr. Jung is chairman of the Audit Committee. All of the Committee members qualify as independent members of the Audit Committee under the National Association of Securities Dealers' listing standards. The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

     The Company's management is responsible for the preparation, consistency, integrity, and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal and disclosure controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company's independent auditors, KPMG LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

     In conjunction with the preparation of the Company's 2006 audited financial statements, the Audit Committee met with both management and the Company's outside auditors to review and discuss the financial statements included in the Company's Annual Report on Form 10-K prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board.

     With respect to the Company's outside auditors, the Audit Committee, among other things, discussed with KPMG LLP matters relating to its independence, including written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Based on the foregoing review and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

                                   Patrick J. Jung, Committee Chairman
                                   Gerald H. Timmerman
                                   Michael L. Steinbach
                                   Kenneth M. Bird
                                   Duane K. Sather

                       INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG LLP is the independent registered public accounting firm of the Company. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements and internal control over financial reporting for the years ended December 31, 2006 and 2005, and fees for other services rendered by KPMG LLP during those periods.


                                         2006         2005
                                         ----         ----
      Audit Fees                       $434,379     $398,668
      Audit-Related Fees                  7,000        6,500
      Tax Fees                                0            0
      All Other Fees                          0            0
                                       --------     --------
      Total                            $441,379     $405,168
                                       ========     ========


     Audit fees relate to services rendered for the audit of the Company's annual financial statements and internal control over financial reporting and for the review of financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC. Audit-related fees include fees for benefit plan audits. Tax fees are defined as fees for tax compliance, tax advice and tax planning.

     The Audit Committee has reviewed the services provided related to the audit-related fees billed by KPMG LLP and believes that these services are compatible with maintaining KPMG LLP's independence with regard to the audit of the Company's financial statements. It is anticipated that the Audit Committee, at its next scheduled meeting, will approve KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2007. Representatives of KPMG LLP will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

  POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF
                       INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent public accountants. Prior to engagement of the independent public accountants for the next year's audit, management will submit to the Audit Committee for approval a list of all audit and non-audit services expected to be rendered during that year and the budgeted fees for those services. The Audit Committee pre-approves these services by category of service (audit, audit-related, tax and other) prior to commencement of the engagement. If circumstances arise where it becomes necessary to engage the independent public accountants for additional services not contemplated in the original pre-approval, the Audit Committee will approve those additional services prior to commencement of the engagement. The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee, provided that the Chair reports any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The independent public accountants and management periodically report to the full Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. None of the fees paid to the independent public accountants during 2006 and 2005 under the categories Audit-Related, Tax and All Other fees described above were approved by the Audit Committee after services were rendered pursuant to the de minimus exception established by the SEC.

             PROPOSAL TO ADOPT AMENDED AND RESTATED EQUITY PLAN

     The Company believes that equity compensation aligns the interests of management and employees with the interests of its stockholders. The Company currently provides for the grant of stock options and stock appreciation rights under the Werner Enterprises, Inc. Stock Option Plan. This stock option plan was initially adopted by stockholders on June 9, 1987 at the annual meeting. Since then, the plan was amended and restated in 1988, 1994, 2000 and 2004. The current aggregate number of shares that may be granted pursuant to the exercise of stock options and stock appreciation rights under the plan is 20,000,000 shares. As of December 31, 2006, 8,890,551 shares remained available for issuance under this stock option plan. Stock options for a total of 5,000 shares were granted to employees in 2006, and none have been granted to date in 2007.

     The Board has approved and adopted an amended and restated option plan and renamed the amended plan the "Werner Enterprises, Inc. Equity Plan" (the "Equity Plan"), pursuant to which it will, if the plan is approved by the stockholders, be able to grant shares of restricted stock and grant awards of stock options and stock appreciation rights to non-employee directors. The amended and restated Equity Plan is being proposed for stockholder approval so that the Company can continue to grant equity compensation to employees and non-employee directors under the terms of the amended plan. If the proposed plan amendments are not approved by stockholders, the current plan will continue in its current form. A copy of the amended and restated Equity Plan is attached as Appendix A to this Proxy statement.

     The  following  general description of material features of  the  Equity
Plan is qualified in its entirety by reference to the provisions of the amended and restated Equity Plan set forth in Appendix A.

Changes From Current Option Plan

     Generally, with the exceptions noted immediately below, the Equity Plan contains the same features, terms and conditions as the current version of the plan. The material changes made to the Equity Plan are as follows:

     * The Equity Plan will permit grants of restricted stock. All shares of restricted stock must, at a minimum, be restricted for at least one year from the date the restricted stock award is granted.

     * The Equity Plan will permit non-employee directors to be eligible to receive awards under the Plan. Accordingly, non-employee directors will be eligible to receive grants of stock options, restricted stock and stock appreciation rights (SARs).

     * The Company modified the definition of "Committee" such that, for awards granted to certain officers, the Committee will be composed of at least two independent directors who qualify as "outside directors" as defined in Section 162(m) of the Code and "non-employee directors" as defined by SEC Rule 16b-3 and, such that a separate Committee composed of two or more directors (who need not be independent) or a senior executive officer can be delegated the authority to grant certain awards under the Equity Plan, provided that any such delegation is within limits specifically prescribed by the Board.

     * The Company modified the definition of "Fair Market Value", which is used in establishing the exercise price of a stock option or SAR, to be the closing trading price on the date of grant of an option or SAR. The prior definition was the closing price on the day prior to the date of grant of an option or SAR.

     * The Company added certain features to the Equity Plan such that if a participant's employment is constructively or actually terminated within a two-year period following a "Change in Control", that participant's awards under the Equity Plan will become fully exercisable, in the case of stock options or SARs, or fully vested, in the case of restricted stock. The Equity Plan also provides more flexibility with dealing with outstanding awards following a Change in Control or in connection with certain corporate events which do not constitute a Change in Control. Under the Equity Plan, a Change in Control will generally occur if 50% or more of the common stock becomes owned by a person other than a member of the Werner family, there is a non-approved, majority change in the composition of the board of directors, the Company undergoes a merger or consolidation in which the majority of the stockholder ownership changes, the stockholders approve a plan of liquidation or dissolution, or there is a sale of all or substantially all of the Company's assets.

     * If approved by the Committee or its delegate, awards granted under the Equity Plan may be transferred to certain family members, grantor trusts and certain other persons if such transfer is other than for consideration.

     * The Company expanded its ability under the Equity Plan to allow payment of the stock option exercise price through cashless exercise procedures, so-called "stock-for-stock" exercise procedures or any other method permissible under current law for exercising stock options.

General

     The Equity Plan provides for grants of nonqualified stock options, restricted stock and stock appreciation rights. The objectives of the Plan are to advance the Company's interests and the interests of its stockholders by attracting, motivating and retaining those individuals whose skill and initiative enhance the Company's continued success, growth and profitability.

Eligibility and Limits on Awards

     Any employee is currently eligible to receive awards under the Equity Plan. If the proposed amendments to the Equity Plan are approved by the stockholders, non-employee directors will be able to receive awards under the Plan as well. No determination has been made as to which of the Company's employees or non-employee directors will receive grants under the Equity Plan, and, therefore the benefits to be allocated to any individual or to any group of employees are not presently determinable. Since all members of the board of directors would be eligible to receive grants under the Equity Plan, each member of the Board has a personal interest in the approval of the Equity Plan.

     The Equity Plan places limits on the maximum amount of awards that may be granted to any person during the duration of the Equity Plan. Under the Equity Plan, no person may receive awards of stock options, stock appreciation rights or restricted stock, that cover in the aggregate more than 2,562,500 shares during the Equity Plan's duration.

Administration

     The Equity Plan is administered by the Board of Directors or the Compensation Committee. The Board or Compensation Committee will select the employees and non-employee directors to whom awards will be granted and will set the terms of such awards. As amended, the Equity Plan provides that Board or Compensation Committee may delegate its authority under the plan to a select group of directors (which may include officers of the Company) or to a senior executive officer, subject to guidelines prescribed by the Board or Compensation Committee, but only with respect to employees who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code.

Shares Reserved for Awards

     The Plan provides for up to 20,000,000 shares of common stock to be used for awards. At December 31, 2006, 8,890,551 shares were available for granting additional options, which represents approximately 12% of the shares outstanding as of March 19, 2007. The shares may be treasury, or authorized but unissued, shares of common stock and to the extent any award under the Equity Plan terminates, expires or is forfeited, the shares subject to such award will again be available for distribution under the Equity Plan. If a stock option award is exercised, any shares used for full or partial payment of the purchase price of shares with respect to which option is exercised and any shares retained by the Company for tax withholding will again be available for distribution under the Equity Plan. If a stock appreciation right award is exercised, only the number of shares issued, if any, will be considered delivered for the purpose of determining availability of shares for delivery under the Equity Plan.

     The number of shares authorized for awards is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as the Board or the Compensation Committee determines to require an equitable adjustment. The Equity Plan will remain in effect until all the shares available have been used to pay awards, subject to the right of the Board to amend or terminate the Equity Plan at any time.

General Terms of Awards

     The Board or the Compensation Committee will select the participants and set the term of each award, which may not be more than ten years. The Board or the Compensation Committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, the form of consideration payable upon exercise, and all other matters. The exercise price of an option and the grant price of a stock appreciation right must be at least the fair market value of a share as of the grant date.

     The Board or the Compensation Committee will also set the vesting conditions of the award, except that vesting will be accelerated if, within two years after a change of control, the Company (or its successor) terminates the participant's employment other than for "cause" or the participant terminates employment for a "good reason" (as the terms "cause" and "good reason" are defined in the Equity Plan).

     Awards granted under the Equity Plan are not generally transferable by the participant except in the event of the participant's death as required by law or if authorized by the Committee or its delegate, as provided in an award agreement. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Board or the Committee.

     The number and type of awards that will be granted under the Equity Plan presently is not determinable as the Board or Compensation Committee will make these determinations in the future in its sole discretion.

Restricted Stock

     Shares of Restricted Stock may be awarded under the Equity Plan. The restricted stock will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted stock award agreement. Restricted stock awards may be forfeited if, for example, the participant's employment terminates before the award vests.

Stock Options

     The Equity Plan will permit the granting to eligible participants of nonqualified stock options, which do not qualify for any special tax treatment under the Internal Revenue Code. The exercise price for any stock option will not be less than the fair market value of a Common Share on the date of grant. No stock option may be exercised more than ten years after its date of grant.

Stock Appreciation Rights

     Stock Appreciation Rights ("SARs") may be granted in combination with underlying stock options. SARs entitle the holder upon exercise to receive an amount in shares equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the fair market value of a common share on the SARs' date of grant. The payment upon a SAR exercise shall be solely in whole shares of equivalent value. Fractional shares will be rounded down to the nearest whole share with no cash consideration paid.

Change in Control Provisions

     The Equity Plan provides that, if, within the two-year period beginning on the date of a Change in Control (as defined in the Equity Plan), an employee resigns for "good reason" or is terminated by the Company other than for "cause", (as the terms "good reason" and "cause" are defined in the Equity Plan), then all stock options and SARs will become fully vested and immediately exercisable, and the restrictions applicable to outstanding shares of restricted stock will lapse. The Board or Committee may also make certain adjustments and substitutions in connection with a Change in Control or similar transactions or events as described in Section 13 of the Equity Plan.

Federal Income Tax Consequences

     Based on current provisions of the Internal Revenue Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of grants under the Equity Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.

Stock Options

     A participant receiving a nonqualified stock option does not recognize taxable income on the date of grant of the nonqualified option, provided that the nonqualified option does not have a readily ascertainable fair market value at the time it is granted. In general, the participant must recognize ordinary income at the time of exercise of the nonqualified option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income if the Company complies with the applicable withholding requirements.

     Shares acquired upon the exercise of a nonqualified stock option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the participant will recognize long-term capital gain or loss if the participant has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the shares for one year or less.

     If a participant pays the exercise price, in whole or in part, with previously acquired shares, the participant will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The participant will not recognize gain or loss upon delivering the previously acquired shares to the Company. Shares received by a participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. Shares received by a participant in excess of the number of such previously acquired shares will have a basis equal to the fair market value of the additional shares as of the date ordinary income is recognized. The holding period for the additional shares will commence as of the date of exercise or such other relevant date.

Restricted Stock

     The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the grantee will recognize ordinary income equal to the then fair market value of the shares. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the grantee as a business expense in the year the grantee includes the compensation in income.

Stock Appreciation Rights

     To the extent that the requirements of the Internal Revenue Code are met, there are no immediate tax consequences to a grantee when a SAR is granted. When a grantee exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in shares are normally includable in the grantee's gross income for regular income tax purposes. The Company will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the shares payable on the date of exercise.

Deductibility of Awards

     Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the compensation deductible by the Company or a majority owned subsidiary paid to certain of its executives. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that awards of stock options, SARs, and restricted stock qualify for the performance-based compensation exception to the deductibility limit.

Amendment and Termination

     The Board may amend the Equity Plan at any time, provided that no such amendment will be made without stockholder approval if such approval is required under applicable law, regulation, or stock exchange rule, or if such amendment would: (i) decrease the grant or exercise price of any stock option or SAR to less than fair market value on the date of grant (except as discussed above under "Shares Reserved for Awards"), (ii) increase the number of shares that may be distributed under the Equity Plan or adversely affect in any material way any Award previously granted under the Plan, without the written consent of the participant of such Award.

Equity Compensation Plan Information

     The following table summarizes, as of December 31, 2006, information about compensation plans under which equity securities of the Company are authorized for issuance:

                                                                          Number of Securities
                                                                         Remaining Available for
                                                                          Future Issuance under
                        Number of Securities to    Weighted-Average        Equity Compensation
                        be Issued upon Exercise    Exercise Price of        Plans (Excluding
                        of Outstanding Options,   Outstanding Options,   Securities Reflected in
                          Warrants and Rights     Warrants and Rights           Column (a))
  Plan Category                   (a)                      (b)                     (c)
  -------------         -----------------------   --------------------   -----------------------
  Equity compensation
    plans approved by
    security holders            4,565,004                 $11.03                 8,890,551


     The Company does not have any equity compensation plans that were not approved by security holders.

Voting Procedures

     Assuming the presence of a quorum, to be adopted, the proposal to amend and restate the Equity Plan requires the affirmative vote of the stockholders representing a majority of the outstanding shares of the Common Stock of the Company present in person or represented by proxy at the 2007 Annual Meeting of Stockholders. If an executed proxy is returned and the stockholder has abstained from voting on this proposal, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the proposal. Accordingly, an abstention from voting on this proposal will have the same effect as a vote against the proposal. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on this proposal, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to this proposal. This means that such broker non-vote would reduce the number of affirmative votes that are necessary to approve the proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED EQUITY PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE EQUITY PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL REGARDING AMENDMENT TO ARTICLE III OF THE ARTICLES OF INCORPORATION

     On February 8, 2007, the Board of Directors authorized a resolution approving, and recommending that the stockholders consider and approve, an amendment to Article III of the Company's Articles of Incorporation with regard to the Company's purpose and conduct of business. The Board recommends that the current Article III with regard to the Company's purpose and conduct of business be amended and restated in its entirety. The Company's current Article III lists numerous specific purposes for which the corporation is organized (including detailed descriptions of the common carrier business), which are overly complex and lacking in clarity. The general effect of the amendment will be to simplify and clarify the purpose of the corporation and the business activities in which the Company may engage by providing that the Company may conduct any and all lawful business permitted by the Nebraska Business Corporation Act. The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the proposed amendment.

     Article III of the Articles, as amended, would read as set forth below:

          "The purpose for which this corporation is organized is to conduct any and all lawful business for which corporations may be organized under the Nebraska Business Corporation Act".

     Assuming the presence of a quorum, to be adopted, the proposed amendment to Article III of the Articles of Incorporation requires the affirmative vote of the stockholders representing a majority of the outstanding shares of the Common Stock of the Company present in person or represented by proxy at the 2007 Annual Meeting of Stockholders. If an executed proxy is returned and the stockholder has abstained from voting on this proposal, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the proposal. Accordingly, an abstention from voting on this proposal will have the same effect as a vote against the proposal. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on this proposal, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to this proposal. This means that such broker non-vote would reduce the number of affirmative votes that are necessary to approve this proposal.

     If the proposed amendment to Article III of the Articles is approved by the stockholders at the 2007 Annual Meeting of Stockholders, the amendment will become effective upon the filing of a Certificate of Revised and Amended Articles with the Secretary of State of the State of Nebraska, which is expected to be accomplished as promptly as practicable after such approval is obtained.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO ARTICLE III OF THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

    PROPOSALS REGARDING AMENDMENTS OF ARTICLES OF INCORPORATION REGARDING
                 INDEMNIFICATION AND LIMITATION OF LIABILITY

     The  proposed  amendments  to  Article VIII  described  below  regarding expanded indemnification and limitation of liability of officers and directors reflect a concern with (1) the extent of stockholder litigation in recent years, (2) the increased difficulty and other complications relating to obtaining adequate directors' and officers' liability insurance, and (3) the increased vulnerability of directors and officers to potentially large claims for monetary damages, which may discourage them from fully and freely carrying out their duties, including responsible entrepreneurial risk-taking. The Board of Directors believes that these provisions of the Articles of Incorporation should be revised and updated to reflect developments in the law so as to attract and retain qualified directors and officers and encourage them to fully and freely fulfill their duties.

PROPOSAL REGARDING AMENDMENT TO ARTICLE VIII OF THE ARTICLES OF INCORPORATION

     On February 8, 2007, the Board of Directors authorized a resolution recommending that the stockholders consider and approve an amendment to
Article VIII of the Company's Articles with regard to the indemnification provisions. The Board recommends that the current Article VIII which provides for mandatory indemnification to Company directors, officers, employees or other agents be amended. Indemnification is the practice by which a corporation holds harmless from liability and pays the expenses of directors and officers who are named as defendants or otherwise involved in litigation relating to their activities on behalf of the corporation. The Nebraska Business Corporation Act authorizes Nebraska corporations such as the Company to indemnify directors and officers against liability and expenses, subject to certain limitations prescribed by law.

     The current form of indemnification protection found in Article VIII has been in the Company's Articles of Incorporation since 1986. In 1995, the Nebraska Business Corporation Act, including its provisions on indemnification, was substantially amended. A primary purpose of the proposed amendment is to update Article VIII to reflect current provisions of the Nebraska Business Corporation Act.

     There are two material revisions to the indemnification provisions in the amended language of Article VIII: (i) the deletion of coverage of employees or agents from the mandatory indemnification provisions of Article VIII, and (ii) a revision of the limitations on indemnification of directors and officers to be covered under Article VIII.

     The indemnification language of Article VIII, both as currently stated and as proposed to be amended, provides for mandatory indemnification of covered persons. The Nebraska Business Corporation Act expressly authorizes such provisions with respect to directors and officers of a corporation, but is silent with respect to employees and agents. For this reason, the reference to employees and agents in the mandatory indemnification provisions of Article VIII has been deleted. The Company believes that the issue of indemnification of employees and agents of the corporation is better left to the Board of Directors of the corporation, which may address such requirements in either the Company's Bylaws, or by separate Board resolutions from time to time. Currently there are no mandatory indemnification provisions in the Company's Bylaws or resolutions covering employees or agents, and the impact of the amendment to Article VIII would be to delete the requirement of mandatory indemnification by the Company with respect to employees and agents who meet the appropriate standard. However, the Company's Board of Directors could in its discretion provide such indemnification protection to employees and agents to the extent permitted by law.

     The second material revision in the proposed Article VIII amendment language is a change in the limitations on the right of directors and officers to receive the protection of mandatory indemnification. The current
Article VIII requires that the covered person act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, not have any reasonable cause to believe his conduct was unlawful. The mandatory indemnification standard in the proposed Article VIII provides coverage to directors and officers for all liabilities and expenses, except for four delineated categories. This expanded coverage for indemnification follows the express language permitted to be included in the articles of incorporation of Nebraska corporations under the Nebraska Business Corporation Act, as amended in 1995. The exceptions to mandatory indemnification provide protection to the Company against indemnification which is not warranted consistent with the Nebraska Business Corporation Act. The protection of mandatory indemnification would not be provided when the covered person: (i) received a financial benefit to which he was not entitled, (ii) intentionally inflicted harm on the Company or its shareholders, (iii) intentionally violated criminal law, or (iv) in the case of a current or former director, violated Section 21-2096 of the Nebraska Revised Statute, which provides for personal liability for directors who approve unlawful distributions (including dividends) from the corporation.

     The Company believes that the proposed amendment to Article VIII's indemnification provisions is consistent with current provision of the Nebraska Business Corporation Act and provides more clarity with respect to the coverage to be provided to directors and officers of the corporation.

     Although there is currently no litigation pending, or, to the Company's knowledge, threatened, that will trigger either the existing or the proposed indemnification provision, incumbent directors may be deemed to have a direct and personal interest in approval of the proposed amendment because of possible litigation in the future. The Company maintains directors' and officers' liability insurance, which may offset part of the cost involved in any indemnification claim. To the extent obligations under the proposed indemnity provisions exceed any proceeds of insurance (or if such coverage is discontinued or not available), any indemnification payments made by the Company could have an adverse effect upon its earnings and assets. The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the proposed amendment.

     Article VIII of the Articles, as amended, would read as set forth below:

          "To the fullest extent permitted by law, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, whether formal or informal, including, to the extent permitted by law, an action by or in the right of the corporation, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, member of a limited liability company, trustee, employee, or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity, against any obligation to pay any judgment, settlement, penalty, or fine (including an excise tax assessed with respect to an employee benefit plan) and expenses, actually and reasonably incurred by him in connection with such action, suit, or proceeding, except liability for (i) receipt of a financial benefit to which he is not entitled, (ii) an intentional infliction of harm on the corporation or its shareholders, (iii) in the case of a current or former director, a violation of Nebraska Revised Statute 21-2096, or (iv) an intentional violation of criminal law.

          To the extent permitted by law, the corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation against any liability asserted against him and incurred by him in such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

          The indemnity provided for by this Article VIII shall not be deemed to be exclusive of any other rights to which those indemnified may be otherwise entitled, nor shall the provisions of this Article VIII be deemed to prohibit the corporation from extending its indemnification to cover other persons or activities to the extent permitted by law or pursuant to any provisions in the By-Laws, by a resolution of the directors or shareholders, or a contract."

     Assuming the presence of a quorum, to be adopted, the proposed amendment to Article VIII of the Articles of Incorporation requires the affirmative vote of the stockholders representing a majority of the outstanding shares of the Common Stock of the Company present in person or represented by proxy at the 2007 Annual Meeting of Stockholders. If an executed proxy is returned and the stockholder has abstained from voting on this proposal, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the proposal. Accordingly, an abstention from voting on this proposal will have the same effect as a vote against the proposal. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on this proposal, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to this proposal. This means that such broker non-vote would reduce the number of affirmative votes that are necessary to approve the proposal.

     If the proposed amendment to Article VIII of the Articles is approved by the stockholders at the 2007 Annual Meeting of Stockholders, the amendment will become effective upon the filing of a Certificate of Revised and Amended Articles with the Secretary of State of the State of Nebraska, which is expected to be accomplished as promptly as practicable after such approval is obtained.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO ARTICLE VIII OF THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

 PROPOSAL REGARDING AMENDMENT TO ARTICLE VIII, SECTION A OF THE ARTICLES OF
                                INCORPORATION

     On February 8, 2007, the Board of Directors authorized a resolution recommending that the stockholders consider and approve an amendment to
Article VIII, Section A of the Company's Articles with regard to limitations on liability of directors. The Board recommends that the current Article VIII, Section A with regard to limitations on the liability of directors be amended and restated in its entirety. Article VIII, Section A of the current Articles limits the personal liability of outside directors only and is consistent with Nebraska law at the time the provision was amended into the Articles of Incorporation in 1989. The current provision eliminates personal liability of an outside director to the stockholders or the corporation for monetary damages for any breach of fiduciary duty by such Director. The Nebraska Business Corporation Act has been amended since that time to permit greater limitation on liabilities of directors as proposed by the Amendment. The proposed amendment would limit the liability of all directors to the corporation or its stockholders for money damages for any action taken, or any failure to take any action as a director, except for the four delineated categories of liabilities set forth in Article VIII, Section A, as required by the Nebraska Business Corporation Act. The amendment would only apply to claims for money damages and would not prevent suits seeking injunctive relief, nor would it in any way limit other types of claims against directors, such as claims arising under federal or state securities laws. It only applies to claims by the Company or its stockholders and not to claims by other parties.

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the proposed amendment.

     Article VIII, Section A of the Articles, as amended, would read as set forth below:

          "A director of the corporation shall not be liable to the corporation or its stockholders for money damages for any action taken, or any failure to take any action, as a director, except liability for: (i) The amount of a financial benefit received by a director to which he or she is not entitled; (ii) An intentional infliction of harm on the corporation or the stockholders; (iii) A violation of Nebraska Revised Statutes 21-2096; or (iv) An intentional violation of criminal law.

          No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Nebraska Business Corporation Act is hereafter amended to authorize the further elimination or limitation of liability of directors, then the liability of directors shall be eliminated or limited to the full extent authorized by the Nebraska Business Corporation Act as so amended."

     Assuming the presence of a quorum, to be adopted, the proposed amendment to Article VIII, Section A of the Articles of Incorporation requires the affirmative vote of the stockholders representing a majority of the outstanding shares of the Common Stock of the Company present in person or represented by proxy at the 2007 Annual Meeting of Stockholders. If an executed proxy is returned and the stockholder has abstained from voting on this proposal, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the proposal. Accordingly, an abstention from voting on this proposal will have the same effect as a vote against the proposal. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on this proposal, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to this proposal. This means that such broker non-vote would reduce the number of affirmative votes that are necessary to approve the proposal.

     If the proposed amendment to Article VIII, Section A of the Articles is approved by the stockholders at the 2007 Annual Meeting of Stockholders, the amendment will become effective upon the filing of a Certificate of Revised and Amended Articles with the Secretary of State of the State of Nebraska, which is expected to be accomplished as promptly as practicable after such approval is obtained.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO ARTICLE VIII, SECTION A OF THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

     POLICIES AND PROCEDURES WITH RESPECT TO RELATED PARTY TRANSACTIONS

     The Company's Audit Committee Charter requires that members of the Audit Committee, each of whom is independent pursuant to Nasdaq listing standards, review and approve all related party transactions for which such approval is required under applicable law, including SEC and NASD rules. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which the Company is a participant and in which any of the following persons has or will have a direct or indirect interest:

     *  an executive officer, director or director nominee of the Company;

     * any person who is known to be the beneficial owner of more than 5% of the Company's common stock;

     * any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of the Company's common stock; or

     * any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 10% or greater beneficial ownership interest.

     All related party transactions required to be disclosed under SEC rules shall be disclosed in the Company's applicable filings with the SEC.

                            CERTAIN TRANSACTIONS

     The Company leases certain land from the Clarence L. Werner Revocable Trust (the "Trust"), a related party. Clarence L. Werner, Chairman of the Board, is the sole trustee of the Trust. On February 8, 2007, the Company entered into a revised Lease Agreement, effective as of the 21st day of May 2002 (the "Lease Agreement"), and a License Agreement (the "License Agreement") with Clarence L. Werner, Trustee of the Trust. The Lease

Agreement and License Agreement were approved by the disinterested members of the Board of Directors at the Board's February 8, 2007 meeting. The Lease Agreement was originally entered into between the parties as of May 21, 2002 with a 10-year lease term commencing June 1, 2002 (the "2002 Lease Agreement").

     The Lease Agreement covers the lease of land comprising approximately 35 acres (referred to as the "Lodge Premises"), with improvements consisting of lodging facilities and a sporting clay range which are used by the Company for business meetings and customer promotion. The 2002 Lease Agreement provided for a non-exclusive license to use for hunting purposes a contiguous portion of farmland comprising approximately 580 acres (referred to as the "Farmland Premises"), which license rights were deleted from the Lease Agreement and separated into the License Agreement.

     The Lease Agreement's current 10-year term expires May 31, 2012, and provides the Company the option to extend the lease for two additional 5-year periods, through 2017 and 2022, respectively. Under the Lease Agreement, the Company makes annual rental payments of One Dollar ($1.00) per year, and is responsible for the real estate taxes and maintenance costs on the Lodge Premises, which totaled approximately $44,000 for 2006.

     Under the Lease Agreement, at any time during the lease or any extension thereof, the Company has the option to purchase the Lodge Premises from the Trust at its current market value, excluding the value of all leasehold improvements made by the Company. The Company also has a right of first refusal to purchase the Lodge Premises, or any part thereof, if the Trust has an offer from an unrelated third party to purchase the Lodge Premises. The Trust has the option at any time during the lease to demand that the Company exercise its option to purchase the Lodge Premises at its current market value, excluding the value of all leasehold improvements made by the Company. If the Company elects not to purchase the Lodge Premises as demanded by the Trust, then the Company's option to purchase at any time during the lease is forfeited; however, the Company will still have the right of first refusal with respect to a purchase offer from an unrelated third party. If the Company terminates the Lease Agreement prior to the expiration of the initial 10-year term and elects not to purchase the Lodge Premises from the Trust, then the Trust agrees to pay the Company the cost of all leasehold improvements, less accumulated depreciation calculated on a straight-line basis over the term of the Lease Agreement (10 years). If at the termination of the initial 10-year lease term, or any of the two 5-year renewal periods, the Company has not exercised its option to purchase the Lodge Premises at its current market value, the leasehold improvements become the property of the Trust. However, it is the Company's current intention to exercise its option to purchase the Lodge Premises at its current market value prior to the completion of the initial 10-year lease period or any of the two 5-year renewal periods. The Company has made leasehold improvements to the Lodge Premises of approximately $6.1 million since the inception of leasehold arrangements commencing in 1994.

     The revisions to the Lease Agreement removed the provisions relating to the Farmland Premises, as of the effective date of the 2002 Lease Agreement, including the description of option to purchase rights described above, from the agreement, and the Company and the Trust entered into the separate License Agreement defining their respective rights with respect to the
Farmland  Premises.    Under  the  License Agreement,  the  Company  and  its
invitees are granted a non-exclusive right to hunt and fish on the Farmland Premises, for a term of one year, which is automatically renewable unless either party terminates not less than 30 days prior to the end of the current annual term. The Trust agrees to use its best efforts to maintain a Controlled Shooting Area Permit on the Farmland Premises while the License Agreement is in effect, and to maintain the land in a manner to maximize hunting cover for game birds. In consideration of the license to hunt and fish on the Farmland Premises, the Company agrees to pay the Trust an amount equal to the real property taxes and special assessments levied on the land, and the cost of all fertilizer and seed used to maintain the hunting cover and crops located on the land. Such costs were approximately $29,000 for 2006.

     The Company in the following capacities employs family members of certain executive officers. Clarence L. Werner's son-in-law, Scott Robertson, is employed as Director-Aviation and Gary L. Werner's brother-in-law, Daniel

Matthew, is employed with Fleet Truck Sales. The Company compensated in excess of $120,000 in total compensation to each of these individuals. The total compensation in 2006 for Mr. Robertson was $154,320 and for Mr. Matthew was $147,115.

     During 2006, the Company paid $7,270,727 to Pegasus Enterprises, LLC which is owned by Clarence L. Werner's brother, Vern Werner, and sister-in-law and paid $161,197 to D-W Trucking, in which Vern Werner has a 50% ownership interest. Pegasus Enterprises, LLC and D-W Trucking lease tractors and drivers to the Company as owner-operators. At December 31, 2006, the
Company  had  notes  receivable from Pegasus Enterprises, LLC  of  $1,380,649 related to the sale of 40 used trucks. The largest aggregate amount of principal outstanding during 2006 was $1,560,790, the amount of principal paid during 2006 was $606,126, and the amount of interest paid during 2006 was $147,686. The interest rate payable on this debt ranges from 12% to 12.75%. The payments to Pegasus Enterprises, LLC and D-W Trucking are based on the same per-mile settlement scale as the Company's other similar owner-operator contractors. The terms of the note agreements with and the tractor sales prices, which totaled $788,500 during 2006, to Pegasus Enterprises, LLC are no less favorable to the Company than those that could be obtained from unrelated third parties, on an arm's length basis.

     Clarence L. Werner utilized the Company's aircraft for non-business purposes during 2006. Mr. Werner reimbursed the Company $198,265 representing the aggregate incremental cost associated with the personal flights, which is higher than the imputed income calculated for income tax purposes in accordance with Internal Revenue Service rules. The incremental cost is computed using the average hourly variable costs of operating the Company's aircraft, which primarily consists of fuel and maintenance.

                            STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the Secretary of the Company on or before December 5, 2007, to be eligible for inclusion in the Company's 2008 proxy materials. The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Nominations for directors to be elected at the 2008 Annual Meeting of Stockholders may be submitted by stockholders by delivery of such nominations in writing to the Secretary of the Company by December 5, 2007. For a description of the process for submitting such nominations, see "Director Nomination Process" on page 2 of this Proxy Statement.

     Stockholder proposals submitted for presentation at the 2007 Annual Meeting but not included in our proxy materials must be received by the Secretary of the Company at its headquarters in Omaha, Nebraska no later than April 18, 2007. Such proposals must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reason for conducting such business at the Annual Meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Company's Common Stock beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Only stockholders of record as of March 19, 2007, are entitled to bring business before the Annual Meeting.

        DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders; provided, that stockholders are not holding shares in nominee name. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. After receipt of written consent, the Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the stockholders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of a proxy statement or annual report, or one who is receiving multiple copies and wishes to receive only one, should provide written notification to the broker if the shares are held in a brokerage account or the Company if the stockholder holds registered shares. Stockholders can notify the Company by sending a written request to Werner Enterprises, Inc., Corporate Secretary, P.O. Box 45308, Omaha, NE 68145 or by calling (402) 895-6640.

                               OTHER BUSINESS

     Management of the Company knows of no business that will be presented for consideration at the Annual Meeting of Stockholders other than that described in the Proxy Statement. As to other business, if any, that may properly be brought before the meeting, it is intended that proxies solicited by the Board will be voted in accordance with the best judgment of the person voting the proxies.

     Stockholders are urged to complete, date, sign, and return the proxy enclosed in the envelope provided or vote their shares by telephone or via the Internet. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

                                   By Order of the Board of Directors

                                   /s/ James L. Johnson

                                   James L. Johnson
                                   Senior Vice President, Controller
                                     and Corporate Secretary

						       APPENDIX A


                    WERNER ENTERPRISES, INC.
                           EQUITY PLAN

     1. Background and History. Werner Enterprises, Inc. (the "Company") initially adopted the Werner Enterprises, Inc. Stock Option Plan in 1987, such plan being approved by the Company's shareholders on June 9, 1987 at the Company's annual meeting. The stock option plan was amended and restated in 1988, 1994, 2000, and most recently in 2004. If approved by the Company's shareholders, the Company desires to again amend and restate the option plan and, as the amendment and restatement will add restricted stock to the types of awards eligible to be granted under the plan, rename the plan as the Werner Enterprises, Inc. Equity Plan (the "Plan") the terms of which are set forth herein.

     2. Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by attracting and retaining those individuals whose skill and initiative enhance the Company's continued success, growth and profitability. This Plan authorizes the Company to grant nonqualified stock options, stock appreciation rights and restricted stock (hereinafter defined as "Awards") to employees and non-employee directors. This Plan authorizes the grant of Awards in order to help attract and retain key employees and non-employee directors, by further aligning their financial interests with those of the Company's shareholders and by providing them with participatory rights in the future success and growth of the Company, without necessarily requiring a financial outlay by these individuals to ensure their participation in the Plan benefits.

     3.   Definitions.   The  following  words  shall   have  the
following meaning:

              (a) "Affiliate" of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

              (b) "Award" means a grant of an Option, one or more Stock Appreciation Rights, or one of more shares of Restricted Stock.

              (c)  "Award Agreement" means a written agreement or
          instrument  between  the   Company  and  a  Participant
          evidencing an Award.

              (d) "Board" means the Board of Directors of the Company.

              (e) "Cause" means unless otherwise defined in a Participant's employment agreement or change in control severance agreement with the Company, in which case such definition will apply, (i) the material misappropriation of any of the Company's funds or property; (ii) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof; (iii) commission of an act of willful damage, willful misrepresentation, willful dishonesty, or other willful conduct that can reasonably be expected to have a material adverse effect on the business, reputation, or financial situation of the Company; or (iv) gross negligence or willful misconduct in performance of a Participant's duties; provided, however, "cause" shall not exist under clause (iv), above, with respect to an act or failure to act unless (A) the Participant has been provided written notice describing in sufficient detail the acts or failure to act giving rise to the Company's assertion of such gross negligence or misconduct,
          (B) been provided a reasonable period to remedy any such occurrence and (C) failed to sufficiently remedy the occurrence.

              (f) "Change in Control" means the first to occur of the following events:

                    (1) Any Person, other than a Member of the Werner Family, is or becomes the Beneficial Owner (within the meaning set forth in Rule
                    13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates or held by an employee benefit plan of the Company) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a
                    Beneficial Owner in connection with a transaction described in clause (x) of paragraph (3) of this definition; or

                    (2) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

                    (3) There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                    (4) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

              Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of (i) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company's assets immediately following such transaction or series of transactions or (ii) the acquisition of shares of Common Stock by the Company such that, by reducing the number of outstanding shares of Common Stock, the proportionate number of shares of Common Stock Beneficially Owned by a Person was increased, and, but for this sentenced resulted in a Change in Control.

              (g)  "Code"  means  the  Internal  Revenue  Code of
          1986, as amended from time to time.

              (h)  "Company" means  Werner Enterprises,  Inc.,  a
          Nebraska corporation.

              (i) "Committee" means (A) the Board, or (B) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Initially, the Committee shall be the Compensation Committee of the Board which is delegated all of the Board's authority under this Plan as contemplated by clause (B) in this definition.

              (j) "Common Stock" or "Stock" means the common stock of the Company, par value $.01 per share.

              (k) "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

              (l) "Effective Date" means May 8, 2007, such date being the date this amended and restated Plan was approved by the Company's shareholders.

              (m)  "Exchange  Act"  means the Securities Exchange
          Act of 1934, as amended from time to time.

              (n) "Fair Market Value" means: (i) if the Stock is traded on a national securities exchange, the closing trading price of a share of Stock for composite transactions, as published by The Wall Street Journal for the date in question; or (ii) if the Stock is not traded on a national securities exchange, the value of the Stock determined in good faith by the Committee in its sole discretion.

              (o) "Good Reason" means, without a Participant's written consent and unless otherwise defined in a Participant's employment agreement or change in control severance agreement with the Company (in which case such definition will apply), any of the following:

                    (1) Any material and adverse reduction or material and adverse diminution in a Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held, exercised or assigned at any time during the 90-day period immediately preceding the Change in Control;

                    (2) Any reduction in a Participant's annual base salary as in effect immediately preceding the Change in Control or as the same may be increased from time to time; or

                    (3) A Participant being required by the Company to be based at any office or location that is more than 70 miles from the location where the Participant was employed immediately preceding the Change in Control.

              Provided, however, notwithstanding the occurrence of any of the events set forth above in this definition, Good Reason shall not include for the purpose of this definition (1) an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant, or (2) any reduction in the Participant's base annual salary or reduction in benefits received by the Participant where such reduction is in connection with a company-wide reduction in salaries or benefits.

              (p) "Member of the Werner Family" means (i) Clarence L. Werner and any other person who shall be a lineal descendant, naturally or by legal adoption, of Clarence L. Werner (each such person being referred to as a "Werner Descendant"), (ii) a spouse of a Werner Descendant, and (iii) a trust, corporation, limited liability company or partnership under the terms of which the principal beneficiaries are Werner Descendants or persons included in clause (i) or (ii). For purposes of the foregoing, a person who is a spouse of a Werner Descendant at the time of the death of such Werner Descendant shall continue to be a Member of the Werner Family following such death only so long as there is living a Werner Descendant who is an issue (naturally or by legal adoption) from the marriage of such person and such deceased Werner Descendant.

              (q) "Option" means a right to purchase Common Stock, granted pursuant to the Plan. All Options granted under the Plan will be nonqualified stock options and not "Incentive Stock Options" under Section 422 of the Code.

              (r) "Option Price" means the purchase price for Common Stock under an Option, as determined in Section
          7 below.

              (s)  "Plan" means  this  Werner  Enterprises,  Inc.
          Equity Plan, as amended from time to time.

              (t)  "Participant"    means    an    employee    or
          non-employee director of the Company (or any of its subsidiaries) to whom an Award is granted under the Plan.

              (u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including
          "group" as defined in Section 13(d) thereof.

              (v)  "Restricted Stock" means Stock  granted  under
          Section 9 that is subject to those restrictions set forth therein and the Award Agreement.

              (w) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

              (x) "Stock Appreciation Right" or "SAR" means a right to receive an amount equal to the appreciation in a share of Stock from the grant date to the exercise date and granted pursuant to Section 8 below.

     4.   Stock Subject to Plan; Award Limits.

              (a)  Number of Shares. Subject to the provisions of
          Section 12 of the Plan, the maximum number of shares of Common Stock that may be issued under the Plan is 20,000,000 shares. Such shares may be treasury, or authorized but unissued, shares of Common Stock of the Company.

              (b)  Award   Limitation.   Subject  to   adjustment
          pursuant to Section 12, Awards covering no more than 2,562,500 shares in the aggregate may be granted to one person during the Plan's duration.

              (c) Unused and Forfeited Stock. Any shares of Common Stock that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any shares that are subject to an Award that expires or is terminated for any reason, any shares that are used for full or partial payment of the purchase price of shares with respect to which an Option is exercised and any shares retained by the Company pursuant to Section 17(b) shall automatically become available for use under the Plan.

     5.   Administration.

              (a) Composition. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom shall qualify as "outside directors" within the meaning of Code Section 162(m).

              (b) Authority. Two members of the Committee shall constitute a quorum for the transaction of business. The Committee is granted the authority to determine the recipients of Awards, the number of shares subject to such Awards, if applicable, the date on which Awards are granted, become exercisable or vested, and any other terms of the Awards consistent with the terms of this Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final, unless otherwise determined by a majority of the entire Board. No member of the Board or the Committee shall be liable for any action or determination made by him in good faith.

              (c)  Delegation.    Notwithstanding   the   general
          administrative powers discussed above, the Board may, by resolution, expressly delegate to a special committee consisting of two or more directors, who may also be officers of the Company, or to a senior executive officer of the Company, the authority, within specified parameters, to (i) grant employees Awards under the Plan, and (ii) determine the number of such Awards to be received by any such participants; provided, however, that if such delegation of duties and responsibilities is to officers of the Company or to directors who are not "non-employee directors" (within the meaning of Rule 16b-3(b)(3) under the Exchange Act) and "outside directors" (within the meaning of Code Section 162(m)), such officers or directors may not grant Awards to employees (a) who are subject to Section 16(a) of the Exchange Act at the time of grant, or (b) who, at the time of grant, are anticipated to become during the term of the Award, "covered employees" as defined in Code Section 162(m)(3). The acts of such delegate(s) shall be within limits specifically prescribed by the Board, will be treated hereunder as acts of the Board and such delegate(s) shall report regularly to the Board and the Compensation Committee of the Board regarding the delegated duties and responsibilities and any Awards so granted.

     6. Eligibility. The Committee may grant Awards to any key employee (including an employee who is a director and/or an officer of the Company and its subsidiaries) and any non-employee director. Awards may be granted by the Committee at any time and may include or exclude new or previous Participants as the Committee shall determine. Awards granted at different times need not contain similar provisions.

     7. Stock Options. The Committee may grant one or more Options to a Participant. Each Option will be evidenced by a written Award Agreement and entered into by the Company and the Participant to whom the Option is granted, such Award Agreement containing or being subject to the following terms and conditions:

              (a) Option Price. The purchase price of Common Stock under each Option shall be not less than 100 percent of the Fair Market Value of the Common Stock on the date the Option is granted. In addition, the Plan allows, at the discretion of the Committee, the surrender of an Option and its subsequent regrant. The regranting of the Option may allow for lower-priced shares (as then valued) to be granted or for a lesser number of shares than originally intended to be issued. However, as with the originally issued option shares, the price to the Participant may not be less than the Fair Market Value of the regranted optioned shares, as determined at the time of regrant.

              (b) Time and Method of Payment. The Option Price shall be paid in full at the time an Option is exercised under the Plan through a payment of cash or cashier's check or, if permitted by the Committee, the surrender or attestation of previously acquired Stock, the payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or any other method permitted under applicable law. Exercise of an Option without concurrent payment in full shall be invalid and of no effect. Upon the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Common Stock and, as of that date, the Participant shall have all the rights of a shareholder. No adjustment will be made for dividends or other rights for which the record date is prior to the date the Participant is entitled to the issuance of a stock certificate.

              (c) Number of Shares. Each Option shall state the total number of shares of Common Stock to which it pertains. The number of shares to which a Participant is entitled under an Option shall be reduced by the number of Stock Appreciation Rights (described in
          Section 8 below) related to the Option that have been previously exercised by the Participant.

              (d)  Option Period and Limitations on  Exercise  of
          Options. The Committee may in its discretion provide that an Option may become exercisable only after the expiration of a period of time specified in the Option Award Agreement. Except as provided in the Option Award Agreement, Options shall not be exercisable until the expiration of six months from the date the Option is granted, and any Option may be exercised in whole or in part. No Option may be exercised after the expiration of ten years and one day from the date it is granted. Unless otherwise noted in the Option Award Agreement, no Option may be exercised for a fractional share of Common Stock.

              (e) Limitations Upon Exercise of Options. If a Participant exercises an Option, the SARs to which the Option relates shall expire. Adjustment to the number of shares in the Plan and the price per share pursuant to Section 12 below shall also be made to any Options held by each Participant.

              (f) No Obligation To Exercise Option. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

     8. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights at the same time as Participants are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by a written Award Agreement and entered into by the Company and the Participant to whom the SAR is granted, such agreement containing or being subject to the following terms and conditions:

              (a) Grant. Each SAR shall relate to a specific Option under the Plan and shall be awarded to a Participant concurrently with the grant of such Option. The number of SARs granted to a Participant may be equal to the number of shares that the Participant is entitled to receive pursuant to the related Option. The number of SARs held by a Participant shall be the number of SARs granted reduced by:

                    (1)  the number of SARs exercised for  Common
                    Stock or cash  pursuant  to  the  SARs  Award
                    Agreement; or

                    (2) the number of shares of Common Stock purchased by such Participant pursuant to the related Option.

              (b) Manner of Exercise. A Participant shall exercise SARs by giving written notice of such exercise to the Company. The date on which such written notice is received by the Company shall be the exercise date for the SARs.

              (c) Appreciation Available. Each SAR shall entitle a Participant to the excess of the Fair Market Value of a share of Common Stock on the exercise date over the Option Price of the related Option.

              (d) Payment of Appreciation. The appreciation available to a Participant from an exercise of one or more SARs may, in the sole discretion of the Committee, be paid to the Participant either in cash or Common Stock. If paid in cash, the amount thereof shall be the amount of appreciation available (see (c) above). If paid in Common Stock, the number of shares that shall be issued pursuant to the exercise of SARs shall be determined by dividing the amount of appreciation by the Fair Market Value of a share of Common Stock on the exercise date of the SAR; provided, however, that no fractional shares shall be issued upon the exercise of SARs.

              (e)  Limitations Upon Exercise  of  SARs.   If   a
          Participant exercises a SAR for cash, the Option to which the SARs relates shall expire. SARs may be exercised only at such times and by such persons as may exercise Options under the Plan. Adjustment to the number of shares in the Plan and the price per share pursuant to Section 12 below shall also be made to any SARs held by each Participant.

              (f) No Obligation To Exercise SARs. The granting of one or more SARs shall impose no obligation upon the Participant to exercise such SARs

     9.   Restricted  Stock.  The Committee may grant  shares  of
Restricted Stock in such amounts as the Committee shall determine and subject to the terms and provisions of this Plan.

              (a) Restrictions. A Participant's right to retain shares of Restricted Stock shall be subject to such a restriction that the Participant continue to perform as an Employee or remain a non-employee director for a restriction period specified by the Committee and not less than one year nor more than ten years. The Committee may also require that a Participant's right to retain shares of Restricted Stock is subject to the attainment of specified performance goals and objectives. The Committee may, in its sole discretion, require different periods of service or different performance goals and objectives with respect to
          (i) different Participants or (ii) separate, designated portions of the shares that are Restricted Stock. Any grant of Restricted Stock shall contain terms such that the Award is either exempt from Code Section 409A or complies with such Section.

              (b)  Privileges of a Shareholder,  Transferability.
          Unless otherwise provided in the Award Agreement, a Participant shall not have voting, dividend, liquidation and other rights with respect to shares of Restricted Stock. If a Participant is granted in the Award Agreement any voting, dividend, liquidation or other rights on shares of Restricted Stock, such rights
          (1) shall accrue to the benefit of a Participant only with respect to shares of Restricted Stock held by, or for the benefit of, the Participant on the record date of any such dividend or voting date and (2) subject to the terms of the Award Agreement, any dividends paid on shares of Restricted Stock before such shares become vested may be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying shares of Restricted Stock. A Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of
          Section 9(b) hereof.

              (c)  Enforcement  of  Restrictions.  The  Committee
          may, in its sole discretion, require one or more of the
          following  methods  of   enforcing   the   restrictions
          referred to in Section 9(a) and (b):

                    (1)  placing    a   legend   on   the   Stock
                    certificates referring to restrictions;

                    (2) requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

                    (3) requiring that the Stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such shares of Restricted Stock on behalf of the Participant while the restrictions remain in effect; or

                    (4) inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

     10. Effect of Termination of Employment on Outstanding Awards. The Committee shall determine in each case whether a termination of employment (including a termination due to disability) shall be considered voluntary or involuntary. In addition, the Committee shall determine, subject to applicable law, whether a leave of absence or similar circumstance shall constitute a termination of employment and the date upon which a termination resulting therefrom became effective. Any such determination of the Committee shall be final and conclusive, unless overruled by the entire Board at its next regular or special meeting. The effect of a Participant's termination of employment on outstanding Awards is as follows:

              (a)  Involuntary  Termination  for  Cause.   If   a
          Participant's employment with the Company or a subsidiary thereof is involuntarily terminated by the Company or such subsidiary for Cause, all of the Options, SARs and shares of Restricted Stock held by the Participant will immediately terminate and be forfeited and his rights under the Award Agreement to exercise the Options or SARs, or become vested in the Restricted Shares, as the case may be, will immediately terminate.

              (b) Involuntary Termination by Company Other Than for Cause or Voluntary Resignation-Effect on Options and SARs. If the Company involuntarily terminates a Participant's employment not for Cause or if a
          Participant's employment with the Company or a subsidiary of the Company is voluntarily terminated by the Participant, the Participant may exercise his or her Options or SARs that are otherwise exercisable pursuant to this Plan on the date of such termination for up to and including one hundred and eighty (180) days after such termination of his or her employment, but in no event shall any Option or SAR be exercisable more than ten years and one day from the date it was granted. The Committee has the right to cancel an
          Option or SAR during such 180 day period if the Participant engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company.

              (c)  Voluntary  Resignation-Effect  on   Restricted
          Shares. If a Participant's employment with the Company or a subsidiary of the Company is voluntarily terminated by the Participant, all unvested Restricted Shares then held by the Participant shall be forfeited and returned to the Company effective as of the date of the Participant's termination.

              (d)  Death.

                    (1) If a Participant dies while employed by the Company, or within one hundred and eighty
                    (180) days after having retired or voluntarily terminated his or her employment, and at the time of death had unexercised Options or SARs, the executors or administrators, or legatees or heirs, of his estate shall have the right to exercise such Options and SARs within one year of the Participant's death to the extent that such deceased Participant was entitled to exercise the Options and SARs on the date of his death; provided, however, that in no event shall the Options or SARs be exercisable more than ten years and one day from the date they were granted. As a condition to any such exercise, the Committee may require any such executor, administrator, legatee or heir seeking to exercise such Options or SARs to provide evidence satisfactory to the Committee, in its sole discretion, of his or her authority to exercise such Options or SARs on behalf of the Participant's estate.

                    (2) If the Participant dies while holding shares of Restricted Stock which have not otherwise been forfeited, all service period and other restrictions applicable to the shares of Restricted Stock then held by him or her shall lapse, and such shares shall become fully vested and nonforfeitable.

     11.  Nonassignability.

              (a)  General Rule.   Except as  provided  below  in
          Section 11(b), no Award may be assigned, alienated, pledged, hypothecated, attached or sold or otherwise transferred or encumbered by a Participant except by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company. If the
          Participant  attempts  to  alienate,  assign,   pledge,
          hypothecate or otherwise dispose of Participant's Award, the Board may terminate the Participant's Award by notice to him or her and such Award will thereupon become null and void.

              (b)  Permitted  Transfers.  Pursuant  to conditions
          and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions (a "Permitted Transferee"). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

     12.  Adjustments in Authorized Shares.

              (a)  If,   without  the  receipt  of  consideration
          therefore by the Company, the Company at any time increases or decreases the number of its outstanding shares of Common Stock or changes in any way the rights and privileges of such shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Stock payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, such that any adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the aggregate number of shares of Common Stock available for Awards under the Plan, (ii) the aggregate number of shares that may be subject to Awards granted to any one person, (iii) the shares of Stock then included in each outstanding Award granted hereunder and (iv) the Option Price, if applicable, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which such adjustments are made shall be determined by the Board or Committee in its sole discretion provided such adjustments are consistent with the provisions of
          Section 12(b), below.

              (b)  General Adjustment Rules.

                    (1) If any adjustment or substitution provided for in this Section 12 shall result in the creation of a fractional share under any Award, such fractional share shall be rounded up to a whole share and no fractional share shall be issued.

                    (2) In the case of any such substitution or adjustment affecting an Option or a SAR such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code Section 409A.

     13.  Reorganization, Change in Control or Liquidation.

              (a) Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that, within the period commencing on a Change in Control and ending on the second anniversary of the Change in Control, and except as the Committee may expressly provide otherwise, a Participant's employment with the Company or one of its affiliates is terminated other than for Cause, or the Participant voluntarily resigns for Good Reason, then (i) all Options and SARs then outstanding shall become fully exercisable, and (ii) all restrictions (other than restrictions imposed by law) and conditions on all Restricted Stock Awards then outstanding shall be deemed satisfied as of the date of the Participant's termination of employment.

              (b)  In addition to the foregoing, in the event the
          Company undergoes a Change in Control or in the event of a corporate merger or consolidation (other than a merger or consolidation in which the Company is the continuing corporation and that does not result in any reclassification or change of outstanding shares of Common Stock), major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to take any one or more of the following actions:

                    (1) Without reducing the underlying economic value of any Award, amend the procedures and conditions for the exercise or settlement of any outstanding Awards granted hereunder;

                    (2) Provide for the purchase by the Company of any Award, upon the Participant's request, for, with respect to an Option or SAR, an amount of cash equal to the positive amount, if any, that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable, or, in the case of Restricted Stock, the Fair Market Value of such shares of Stock;

                    (3) Provide that Options or SARs granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Options or SARs will expire;

                    (4) Make such adjustment to any Award that is outstanding as the Committee or Board deems appropriate to reflect such Change in Control or corporate event; or

                    (5) Cause any Award then outstanding to be assumed, or new rights of equivalent economic value substituted therefore, by the acquiring or surviving corporation.

          Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

     14. Termination and Amendment. The Board, by resolution, may terminate the Plan with respect to any Awards that have not been granted. The Board or Committee may at any time amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Stock is listed, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable. Notwithstanding any other provision of the Plan to the contrary (but subject to a Participant's employment being terminated for Cause), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant of such Award.

     15. Agreement and Representation of Employees. As a condition to the receipt of any shares of Stock under the Plan, the Company may require the person receiving such shares to represent and warrant that the shares of Common Stock are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

     16. Reservation of Shares of Common Stock. The Company, during the term of the Plan, will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by legal counsel for the Company for the lawful issuance and sale of its Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Common Stock as to which the requisite authority has not been obtained.

     17.  Withholding.

              (a) Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

              (b)  Withholding with Stock.  The Committee may, in
          its sole discretion, permit a Participant to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from the shares of Common Stock otherwise issuable to the Participant, shares of Common Stock having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Participant. The Committee may require that any shares transferred to the Company have been held or owned by the Participant for a minimum period of time. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as determined by the Committee. Any such elections by Participant to have Shares withheld for this purpose will be subject to the following restrictions:

                    (1) All elections must be made prior to the Tax Date;

                    (2)  All elections shall be  irrevocable; and

                    (3) If the Participant is an officer or director of the Company within the meaning of
                    Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

     18.  Effective  Date   of  Plan.  The  Plan  was  originally
effective as of June 9, 1987 and this most recent amendment and restatement, if approved by the Company's shareholders, will be effective May 8, 2007.

     19. Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Section 409A of the Code, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Section 409A of the Code or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Section 409A of the Code or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

     20. Termination Date of Plan. This Plan may be terminated by the Board of Directors, in its sole discretion, and no Award shall be granted pursuant to this Plan after such termination. Termination of this Plan shall not affect any Award granted during the term of this Plan.

                           WERNER ENTERPRISES, INC.
                             Post Office Box 45308
                          Omaha, Nebraska  68145-0308
                            _______________________

                                 FORM OF PROXY
                            _______________________
     This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held May 8, 2007. The undersigned hereby appoints Clarence L. Werner and Gary L. Werner, and each of them, as proxy, with full power of substitution in each of them and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Werner Enterprises, Inc., held of record by the undersigned as of March 19, 2007, at the Annual Meeting of Stockholders to be held on May 8, 2007, and any adjournments thereof.


1.   Election of Directors.
           (Check only one box below. To withhold authority for any individual nominee, strike through the name of the nominee.)

     [   ]  To vote for the nominees listed below:

               Gerald H. Timmerman
               Kenneth M. Bird

      or

     [   ]  To withhold authority to vote for all nominees listed above.

2.   To adopt an amended and restated Equity Plan.
          (Check only one box below.)

     [   ]  For                   [   ]  Against              [   ]  Abstain

3. To approve the amendment to Article III of the Articles of Incorporation with regard to the purpose of the corporation.
          (Check only one box below.)

     [   ]  For                   [   ]  Against              [   ]  Abstain

4. To approve the amendment to Article VIII of the Articles of Incorporation with regard to the provisions for indemnification.
          (Check only one box below.)

     [   ]  For                   [   ]  Against              [   ]  Abstain

5. To approve the amendment to Article VIII, Section A of the Articles of Incorporation with regard to limitations on the liability of directors.
          (Check only one box below.)

     [   ]  For                   [   ]  Against              [   ]  Abstain

6. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all nominees for director, FOR adoption of the Company's amended and restated Equity Plan, FOR approval of the amendment to
Article III of the Articles of Incorporation, FOR approval of the amendment  to
Article VIII of the Articles of Incorporation, and FOR approval of the amendment to Article VIII, Section A of the Articles of Incorporation. Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If signing as a corporation, please sign the full corporate name by the President or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.


____________________    _____________   __________________________  ___________
Signature               Date            Signature if held jointly   Date
Please mark, sign, date, and promptly return this form of proxy using the enclosed self-addressed, postage-paid return envelope.